UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:

John A. Blaisdell Salient MF Trust 4265 San Felipe, Suite 800 Houston, TX 77027	George J. Zornada, Esq. K & L Gates LLP State Street Financial Center One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders.

The following is a copy of the report transmitted to shareholders of the Salient Adaptive Growth Fund, Salient Trend Fund, Salient MLP & Energy Infrastructure Fund and Salient Tactical Plus Fund (collectively, the “Funds”), each a series of the registrant, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Salient

Salient MF Trust

Shareholder Report

December 31, 2016

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management and other information.

Shareholder Update  |  December 31, 2016

A MESSAGE FROM:	Rusty Guinn
Executive Vice President of Asset Management

Dear Shareholder:

As so many people have expressed across various fields of human endeavor, we look forward to 2017 with both eagerness and optimism. Yet we are perhaps unusual in also looking back fondly on a productive and successful 2016 for our organization and for our investors. We are proud of the results we produced and are committed to continuous improvement in 2017.

After all, it was not just a year of election surprises and deaths of beloved celebrities. It was an eventful year for financial markets as well. 2016 began as 2015 ended—in turmoil for commodity-sensitive markets and asset classes. Indeed, through February concerns about continued dollar strength and oil weakness pervaded nearly all markets. As defensive sectors and securities ruled the day, much of the industry commentary focused on the poor performance of active management. Volatility that came mid-year as a result of Brexit—the United Kingdom’s referendum vote in favor of leaving the European Union—gave way to narrow focus on a potential increase in interest rates for most of the second half. But—as Ben Hunt will share more with you in his letter—following the U.S. presidential election, the narrative has since shifted from monetary policy to fiscal policy. We are gratified that our investment platform and portfolio management teams navigated this rapidly changing environment well.

As an organization we entered our second year of our combination with Forward. At this point, we feel comfortable calling the integration complete. Our mission now is to empower each of our investment team leaders—true CIOs in their own rights—to focus on what matters for their asset classes, for their investment strategies and for their shareholders.

In the end, it is you, the shareholders, who entrust us with the responsibility to steward your capital. We take that responsibility very seriously and we seek to execute it with profound gratitude.

Sincerely,

Rusty Guinn

Executive Vice President of Asset Management

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Shareholder Update  |  December 31, 2016

A MESSAGE FROM:	W. Ben Hunt, Ph.D.
Chief Investment Strategist

Dear Shareholder:

Typically the end of a calendar year provides a convenient demarcation line for an annual investment report. We tend to look back and look forward at markets in 12-month chunks anyway, and wrapping everything up in a year-end bow is a Wall Street tradition.

In 2016, however, the demarcation line had nothing to do with year-end and everything to do with the November 8 election of Donald J. Trump to the White House and Republican majorities to both the Senate and the House of Representatives.

Before the election, global markets in general and the U.S. stock market in particular were in a two-year holding pattern, with the S&P 500 Index up a grand total of 4.82% from November 7, 2014, through November 7, 2016. The Russell 2000 Index, a broad index of smaller, domestically focused U.S. companies, was up 2.38% over the same two-year span. Before the election, the overwhelmingly dominant market concern was U.S. Federal Reserve (Fed) monetary policy, with media and investor narratives for the past five years overwhelmed by questions of will-they-or-won’t-they raise interest rates. For the most part, the answer was always “they won’t!”—with 10-year U.S. Treasury yields hitting a 50-year low of 1.36% on July 8, 2016.

In the two months since the election, the S&P 500 is up almost 7%. The Russell 2000 is up more than 15%. In two months. Since the Trump election, the 10-year U.S. Treasury yield has spiked from 1.88% to 2.60%. The U.S. dollar is up almost 5%. Consumer confidence is now at a 10+ year high.

In reality, of course, very little has changed in the world since November 8, and what has changed outside of the U.S. (Chinese currency flight resumed and the Italian government began collapsing … again) isn’t good news. But since when did reality matter? Global markets today are gripped not in fear but in hope, a new hope that the swamp will be drained, that regulations will be rolled back, that taxes will be reformed, that corporate cash will be repatriated back to the U.S. (and spent on new factories and new jobs), that infrastructure will be built and that the Fed will stand down, etc. It’s as if Donald Trump has worked a Jedi mind trick on markets, in which everything he whispers (or tweets) is treated as reality instead of an aspiration.

Are we still in a policy-driven market? Absolutely. But the market’s gaze has shifted from monetary policy and what the Fed does or doesn’t do to fiscal policy and what the Republican Congress plus Donald Trump will or won’t do. That’s an enormously important shift, with far-reaching consequences on the behavior of all market participants. Why? Because the correlations and trends are shifting. Because what’s important as a proxy for monetary policy intentions, like the U.S. dollar going up or down, isn’t very important as a proxy for fiscal policy intentions. If you’re a mega-sovereign wealth fund and your decision on buying risk assets like stocks or commodities depends on your assessment of the Fed, you care about the dollar. If your decision depends on your assessment of Donald Trump and the Republican Congress, you don’t care about the dollar. Right now the latter decision-making is ascendant, and you see that in a breakdown of the correlations that have dominated markets since the summer of 2014.

Here’s a chart that I’ve used a lot over the past year. It shows how oil prices (in teal, left-hand vertical axis with price inverted) and the dollar (in black, right-hand vertical axis) have moved in lockstep over the past two+ years, with a -96% correlation from June 2014 through September 2016. This is an insanely powerful correlation.

Sources: Salient and Bloomberg, as of 09/30/16

Past performance does not guarantee future results.

And here’s the same chart updated through December 2016, with a vertical red line drawn at the U.S. election date. Crazy, right? The correlation has totally vanished. If anything, it’s reversed itself.

Sources: Salient and Bloomberg, as of 12/31/16

Past performance does not guarantee future results.

For a game theorist like me, someone who believes not only in playing the cards but also in playing the players, these are heady times, indeed. It’s a reminder that our job is to deal with the market as it is, not as it was, and right now this is a market that favors risk assets, which is usually the case with hope-based investor behaviors. In more colorful terms, a hope-based market is a 2x4 market. Meaning that this market, like a rented mule, will need to be hit between the eyes with a 2x4 before it goes down.

Here are four places I’m watching closely for the materialization of that 2x4:

1)	Dollar Strength and S&P Earnings: The knee-jerk behavioral correlation between dollar strength and risk asset weakness may have broken down as attention shifts from monetary policy to fiscal policy. But, there is still a distinct real-world consequence of dollar strength: S&P 500 earnings go down. Right now there is extreme optimism regarding 2017 corporate earnings growth—optimism that will be smashed by a strong dollar.
2)	Dollar Strength and Chinese Monetary Policy: The other real-world consequence of a stronger dollar is that China, whose currency is tied closely to the dollar, suffers. A stronger currency makes it harder for China to export its manufactured goods, and that’s bad news for China growth and China politics. There is a nontrivial chance that China rips off the currency exchange rate Band-Aid by floating its currency and sparking a dramatic devaluation. That’s a deflationary atom bomb for the rest of the world and horrible for risk assets.
3)	Eurozone Political Splintering and Bank Bail-Ins: We’re going to have national elections in the Netherlands, France, Germany and probably Italy in 2017, and in each country an anti-status-quo / anti-Europe party appears poised to make dramatic gains if not secure an outright victory. With Europe splintering, there’s no way that Germany or the European Central Bank ponies up hard cash to bail out critically undercapitalized European banks (most notably in Italy but also France, Spain and Germany), and that leaves existing investors on the hook for bail-ins. Ugly.
4)	Rising Rates: Okay, I’ll say it. I think the Yellen-led Fed would be perfectly happy to hang a big fat recession around Donald Trump’s neck. How do you do that? By raising rates three times in 2017, as the Fed’s December commentary suggested.

What’s the bull scenario? In my opinion, it’s very simple. If a Republican White House and Congress can push through a legislative trifecta of tax reform/repatriation, regulatory reform/rollback and infrastructure spending, then we’re off to the races. It will be a challenge, to say the least, to push this agenda through. But it’s conceivable. This may be a market built on hope, but it’s not a crazy hope.

Coming into 2017 we have a market that favors hope over experience. Maybe that hope will be borne out over the course of the year. Maybe it won’t. I really don’t know. But I think we’re looking at the right things and in the right places for adapting to whatever comes down the pike.

Sincerely,

W. Ben Hunt, Ph.D.

Chief Investment Strategist

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

10-year U.S. Treasury is a debt obligation issued by the U.S. Treasury that has a term of more than one year but not more than 10 years.

Correlation is a statistical measure of how two securities move in relation to each other.

Devaluation is a monetary policy tool whereby a country reduces the value of its currency with respect to other foreign currencies.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

One cannot invest directly in an index.

Salient is the trade name for Salient Partners, L.P., which together with its subsidiaries provides asset management and advisory services. This information is being provided solely for educational purposes and is not an offer to sell or solicitation of an offer to buy an interest in any investment fund. Any such offer or solicitation may only be made by means of a confidential private offering memorandum or prospectus relating to a particular fund and only in a manner consistent with federal and applicable state securities laws.

The series of funds under the Salient MF Trust are distributed by Foreside Fund Services, LLC.

Not FDIC Insured  |  No Bank Guarantee  |  May Lose Value

©2017 Salient. All rights reserved.

The discussions concerning the funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the funds in the future, including the portfolio managers’ outlook regarding economic, market, political and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

Fund Commentary and Performance (Unaudited)

Salient Adaptive Growth Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient Adaptive Growth Fund’s Class I shares returned 14.29%, and its benchmark, which consists of 60% MSCI ACWI and 40% Bloomberg Barclays US Aggregate Bond Index, returned 5.92%.

2016 presented investors with a number of major surprises, as well as significant opportunities for capital appreciation in traditional asset classes. Salient Adaptive Growth Fund is an asset allocation strategy that trades all the major liquid asset classes: stocks, commodities, sovereign bonds and corporate credit. Each of these asset classes offered investors positive returns over the full year, with global stock markets, as measured by the MSCI World Index, returning 8.15%, commodities, as measured by the S&P GSCI Commodity Index, returning 11.37%, sovereign bonds, as measured by the Bloomberg Barclays Global Treasury Index, returning 1.65%, and credit markets, as measured by the Barclays Global Credit Index, returning 5.43%. The strong performance of traditional asset classes in 2016 led to a very strong year for the fund, which constantly seeks growth in all asset classes.

For 2016, the fund outperformed its blended benchmark by over 8%. The majority of the strong performance came in the first half of the year, as prices in commodities, sovereign debt and credit rallied. During the last quarter of the year the fund suffered some relative and absolute underperformance but was able to capture some of the positive returns from the U.S. equity rally that took place after the U.S. presidential election in early November and the energy recovery that occurred after the Organization of the Petroleum Exporting Countries’ meeting at the end of November.

The fund’s asset allocation contributed to positive fund performance in 2016. The fund’s allocation to sovereign debt contributed the most to performance during the year. Despite the increase in yields during November and December, every 10-year treasury asset besides South Korea’s contributed positively to returns. The 10-year treasuries for the United Kingdom and the euro area performed the best within the fund, as yields dropped in the first half of the year. The fund’s positioning in U.S. equity also contributed to fund performance. The largest positive impact came from the S&P 500 Index, which ended the year up nearly 12%. Finally, the fund’s allocation to high yield credit aided performance, with the largest contribution coming from U.S. corporate bonds. In aggregate, domestic high yield bonds had positive returns nine out of the 12 months during 2016.

The largest detractor to fund performance in 2016 came from the fund’s tactical component, the momentum sleeve. The underperformance was largely due to the long-term nature of the momentum signal. Many firmly entrenched trends reversed over the course of the year, leading to losses particularly in the momentum of equities and commodities. However, the tactical sleeve was able to capture the positive trends from sovereign debt. Developed international assets also detracted from performance in 2016. Positive performance from the U.K. and Canada was outweighed by the negative performance in every other country. Italy and Japan were the largest detractors. Finally, the agriculture sector had a negative impact on fund returns, with corn and coffee detracting the most.

Under normal conditions the fund seeks to invest in derivatives whose performance is expected to correspond to the performance of the underlying asset classes without investing directly in those asset classes. Using derivatives allows the fund to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. The fund is a risk-targeted portfolio that invests primarily in futures contracts in order to gain exposure to global equity markets, global interest rate markets and global commodity markets. In 2016, the fund used 53 futures contracts, five credit default swaps and one emerging market swap. The fund also used currency hedges and purchased swaptions during the year. Overall, the fund’s return can be attributed primarily to derivatives.

The fund’s strategy is designed to constantly seek growth, with tactical features that adapt the portfolio to specific environments. While the fund’s adaptive strategy can help the portfolio sidestep down markets for one or two asset classes, when all markets lose value, no amount of adaptiveness can completely mitigate losses. Instead, Salient Adaptive Growth Fund responds to elevated volatility by reducing exposure and minimizing the amount of loss investors may sustain on the road to long-term gain.

Salient Adaptive Growth Fund

Allocation of Portfolio Holdings

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Growth of $1,000,000 Investment in the Fund

The chart above shows how a hypothetical investment of $1,000,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $1,000,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Salient Adaptive Growth Fund(a)

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Class I	14.29%	2.75%	07/09/2012
Class A (with sales load)	7.87%	1.47%	11/15/2012
Class A (without sales load)	14.13%	2.87%	11/15/2012
Class C (with CDSC)	11.91%	1.50%	10/01/2012
Class C (without CDSC)	12.87%	1.50%	10/01/2012

(a) Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated May 1, 2016, are as follows: Class A shares are 1.67% and 1.58%, respectively, Class C shares are 2.42% and 2.33%, respectively, and Class I shares are 1.42% and 1.33%, respectively. The advisor has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2017. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights. Returns do not reflect the taxes that investors may pay on Fund distributions or the sale of Fund shares.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Fund Commentary and Performance (Unaudited)

Salient Trend Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient Trend Fund’s Class I shares returned -21.58%, underperforming the fund’s benchmark, Barclay BTOP50 Index, which returned -4.57%.

2016 presented investors with a number of major surprises, as well as significant opportunities for capital appreciation in traditional asset classes. Each of these asset classes offered investors positive returns over the full year, with global stock markets, as measured by the MSCI World Index, returning 8.15%, commodities, as measured by the S&P GSCI Commodity Index, returning 11.37%, sovereign bonds, as measured by the Bloomberg Barclays Global Treasury Index, returning 1.65%, and credit markets, as measured by the Barclays Global Credit Index, returning 5.43%. The timing of returns over the course of the year, however, presented significant challenges for the fund. Many firmly entrenched trends reversed during 2016, leading to losses in equities and commodities, though the fund had positive performance in sovereign bonds.

For 2016, the fund underperformed the Barclay BTOP50 Index by over 17%. The losses were predominantly due to the long-term component of the trend-following strategy, as it determines the majority of the fund’s positioning. Despite positive short-term performance during the year, long-term trends may continue to offer an opportunity to outperform and complement traditional markets going forward, as indicated by more than 200 years of empirical evidence.

The fund’s allocation to sovereign debt contributed the most to performance over the course of 2016. Despite the increase in yields during November and December, most 10-year treasuries contributed positively to returns. The 10-year treasuries for France and the euro area performed the best within the fund, as yields dropped in the first half of the year. The fund’s allocation to U.S. equity also contributed to positive returns, with the largest positive impact coming from the S&P 500 Index, which ended the year up nearly 12%.

The fund’s investments in developed international assets as well as the agriculture and metals sectors detracted from the fund’s performance in 2016, with developed international assets detracting the most during the year. Positive performance in the equity markets of the U.K., Canada and Singapore was outweighed by negative performance in other countries, with Italy and Japan being the largest detractors. The fund’s allocation to the agriculture sector also had a negative impact on performance. Although wheat and sugar made some of the strongest contributions to performance, there were larger detractors within the rest of the sector—hogs, cotton and corn being the largest detractors. Finally, the metals sector was a driver of underperformance, with price volatility in copper and gold having a negative impact on the fund’s return.

Under normal conditions the fund seeks to invest in derivatives whose performance is expected to correspond to the performance of the underlying asset classes without investing directly in those asset classes. Using derivatives allows the fund to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. In order to gain exposure to momentum, the fund invested in both long and short futures contracts in 2016. During the year, the fund purchased 55 futures contracts and one emerging market swap. Overall, the fund’s return can be attributed primarily to derivatives.

Risks to the outlook for Salient Trend Fund are similar to what they have always been historically. A trend-following strategy is subject to the risk that markets chop up and down rather than trending for a sustained period, which is exactly what happened over the last 15 months. Markets are never certain, but trend-following strategies may produce strong performance after periods of soft returns.

Salient Trend Fund

Allocation of Portfolio Holdings

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Growth of $1,000,000 Investment in the Fund

The chart above shows how a hypothetical investment of $1,000,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $1,000,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Salient Trend Fund(a)

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Class I	-21.58%	2.21%	01/02/2013
Class A (with sales load)	-26.21%	-1.11%	03/28/2013
Class A (without sales load)	-21.94%	0.39%	03/28/2013
Class C (with CDSC)	-23.17%	-0.34%	03/28/2013
Class C (without CDSC)	-22.43%	-0.34%	03/28/2013

(a) Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated May 1, 2016, are as follows: Class A shares are 2.09% and 1.80%, respectively, Class C shares are 2.84% and 2.55%, respectively, and Class I shares are 1.84% and 1.55%, respectively. The advisor has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2017. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights. Returns do not reflect the taxes that investors may pay on Fund distributions or the sale of Fund shares.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Fund Commentary and Performance (Unaudited)

Salient MLP & Energy Infrastructure Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient MLP & Energy Infrastructure Fund’s Class I shares returned 42.08%, significantly outperforming its benchmark, the Alerian MLP Index, which returned 18.31%.

2016 proved to be a rebound year for the master limited partnership (MLP) and energy infrastructure sector. There were several catalysts that spurred the sector’s rally. For one, MLPs became inexpensive on a valuation basis as they approached levels of the 2008-2009 financial crisis. These lower valuations occurred despite the industry currently being much larger in terms of overall market capitalization and having better access to capital. Rising crude oil prices certainly helped the sector as well. Crude oil rallied to $49 per barrel by the end of May and basically moved sideways through the end of the year, trading in a +/- 10% band. Given the relentless improvement in drilling efficiencies, more drilling areas became economically viable in the $45-$55 per barrel range. Additionally, there was a steady uptick in the number of operating rigs since June. Higher rig count eventually leads to higher production and ultimately greater throughput and cash flows. The increased number of rigs assuaged the fear of potential widespread distribution cuts that had shaken many MLP investors.

Perhaps the most important factor that turned the tide for MLPs in 2016 was that, operationally, MLPs themselves held up quite well. In fact, there seemed to be a vindication of the “toll road” model, which refers to the fact that midstream MLPs typically do not own the energy commodity they transport and store but collect revenue by acting as a “toll road” and charging fees for the processing or storage of the energy commodity. Take Kinder Morgan, Inc. (KMI) as an example. KMI announced on December 8, 2015, that it intended to cut its dividend by 76%. KMI’s drastic action was an attempt to avoid losing its prized investment-grade status from the ratings agencies; it was not a reaction to rapidly deteriorating fundamentals. In fact, despite the dramatic drop in commodity prices that year, KMI’s cash flow per share increased 7% in 2015 versus 2014 due to revenue earned from its “toll road” fees. As more MLPs reported similar operational results, investors seemed to find renewed confidence in the MLP model and thereby regained confidence in MLPs.

The fund’s outperformance of the Alerian MLP Index was driven primarily by its weighting to MLP general partners that are not included in the index. During the 2015 oil downturn, MLP general partners traded to a level that implied zero or negative growth to perpetuity. When the market stabilized in mid-April 2016, it began to price growth back in its valuations for MLP general partners, including securities such as ONEOK, Inc., Williams Companies, Inc. and Tallgrass Energy GP, LP.

The fund’s other top-performing sectors include liquids transportation and natural gas pipelines. Liquids transportation rallied strongly in the second half of the year as worries over widespread bankruptcies in the domestic exploration and production segment dissipated, signifying current cash flows were likely safe. The natural gas transportation segment also performed well as natural gas production remained constant and natural gas prices gradually ticked up to a two-year high by the end of the year.

From a sector perspective, the largest detracting sector to fund performance was shipping, which was down for the year. A low volume of deepwater offshore production affected the sector, as it generally is thought to have some of the highest breakeven costs. As a result, offshore production and its affiliated activities will likely be the last sector to increase should crude oil prices continue to rally. Some of the names contributing to negative performance in the shipping sector were Teekay Offshore Partners, L.P. and Capital Product Partners L.P. The fund fully disposed of Capital Product Partners L.P. in 2016.

During the year, the fund used covered call options to generate returns from the option premiums as a means to enhance distributions to shareholders. In 2016, the fund generated approximately $6.8 million in realized gains, which equates to approximately 59 basis points in performance contribution and recognized approximately ($1.9 million) in change in unrealized depreciation on its covered call option strategy.

Fund Commentary and Performance (Unaudited)

Salient MLP & Energy Infrastructure Fund

As of December 31, 2016

2016 was a positive year for MLPs, especially as energy credit spreads returned to more “normal” levels by September. The investment team believes that two major events that occurred in the latter part of the year will continue to drive MLP performance going forward. First, at the end of September the Organization of the Petroleum Exporting Countries (OPEC) announced it had tentatively agreed to cut crude oil production by 1 million barrels of oil per day, with that number later being revised to 1.5 million barrels per day after OPEC’s semi-annual meeting in late November. The cut in production means oil prices will likely resume the upward trajectory that began earlier in the year.

The second major event was Donald Trump’s surprising victory in the U.S. presidential election. While it is uncertain what sort of policies a Trump administration may pursue, the investment team believes they may be favorable to the domestic energy sector. Since Election Day, Trump has nominated ex-ExxonMobil CEO Rex Tillerson to serve as secretary of state, former Texas Governor Rick Perry to head the Department of Energy, and vocal Environmental Protection Agency (EPA) critic, Oklahoma Attorney General Scott Pruitt, to head up the EPA. Add to the list Trump’s recent appointment of investor Carl Icahn to a special advisory role regarding regulatory reform and from a policy standpoint the future seems bright for those in the business of hydrocarbons.

Salient MLP & Energy Infrastructure Fund

Asset Allocation as a Percentage of Total Investments

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Growth of $1,000,000 Investment in the Fund

The chart above shows how a hypothetical investment of $1,000,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $1,000,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Salient MLP & Energy Infrastructure Fund(a)

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Class I	42.08%	3.73%	09/19/2012
Class A (with sales load)	34.13%	1.75%	12/21/2012
Class A (without sales load)	41.90%	3.20%	12/21/2012
Class C (with CDSC)	39.66%	1.65%	01/08/2013
Class C (without CDSC)	40.66%	1.65%	01/08/2013
Class R6	41.16%	41.16%	01/04/2016

(a) Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. The total annual operating expense ratios for the Fund, based on the current Fund prospectus dated May 1, 2016, are as follows: Class A shares are 1.45%, Class C shares are 2.20% and Class I shares are 1.20%. The advisor has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until July 31, 2017. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights. Returns do not reflect the taxes that investors may pay on Fund distributions or the sale of Fund shares.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Fund Commentary and Performance (Unaudited)

Salient Tactical Plus Fund

As of December 31, 2016

For the year ended December 31, 2016, Salient Tactical Plus Fund’s Class I shares returned 5.74%, underperforming its benchmark, the S&P 500 Index, which returned 11.96%.

2016 began with one of the worst January stock market declines in recent stock market history. Salient Tactical Plus Fund underperformed the S&P 500 during January, but the fund was able to quickly adjust its exposure to the volatile market. As a result, the fund’s Class I shares gained 2.16% in February versus a small loss in the S&P 500. Thus, during the first two months of 2016, the fund’s defensive posture and use of selected short sales resulted in a modest outperformance for the fund versus the benchmark. The market decline came to an abrupt stop in February when the U.S. Federal Reserve made assurances there would be no imminent tightening of monetary policy. A powerful stock market advance followed the announcement, which detracted from the strategy’s performance versus the broader market in the first and second quarters. However, following the November 2016 U.S. presidential election and subsequent market advance, the fund was able to promptly identify small capitalization stocks as beneficiaries of new economic incentives. Exposure to the small capitalization stocks sector and opportunistic use of leverage contributed to the fund’s outperformance in late 2016. Therefore, the market environment at year-end was very favorable for the fund.

The fund invests primarily in derivative instruments that provide exposure to U.S. and non-U.S. equity securities. Throughout the year, the fund allocated a small amount of capital to options to help defend the portfolio from identified market events, including Federal Reserve meetings and consequent market responses, the U.K.’s referendum vote in favor of leaving the European Union (Brexit), Italy’s constitutional referendum and the U.S. presidential election. The use of options detracted modestly from the fund’s positive outperformance in the fourth quarter. The fund’s use of futures contributed positively to fund performance, but the positive contribution was partially offset by the performance of other investments held by the fund. Overall, the fund’s return can be attributed almost entirely to derivatives.

2016 was a positive year for the general stock market. The fund participated in a portion of the rise, which is normal, but the fund’s strategy aims to make up lost ground during the bull phases by outperforming the market during intermediate-term corrections and larger stock market declines. The fund also implements catalyst-driven, policy-focused trades, seeking to generate alpha regardless of the overall market environment.

Ben Hunt, Salient’s chief investment strategist, joined Salient Tactical Plus Fund’s investment team as co-portfolio manager on November 1, 2016. Mr. Hunt brings experience in opportunistic catalyst-driven, policy-focused trades aimed at capturing alpha.

As the investment team looks ahead, it will be observing several market indicators to identify potential periods of market vulnerability. Among the major factors the investment team will be watching in the near term are the following:

Valuation—By any measure, current stock market valuations are historically high.

Monetary policy and credit spreads—Interest rates are gradually rising and the fund’s models that measure rate of change have turned negative. However, credit spreads have not yet widened and the yield curve is still steep, both of which are positive factors for the strategy. Together, these factors suggest a market correction may be on the horizon, but a more meaningful stock market decline is not likely at this point in time.

Investor sentiment—The post-election stock market advance had a meaningful impact on investor sentiment. Optimism levels rose following the election, which is negative from a contrary viewpoint. In addition, the team’s measures of corporate insider selling indicate the highest levels of insider liquidation in several years. The combination of the public’s optimism and insider selling also suggests a corrective phase may be looming for the general market.

Salient Tactical Plus Fund

Stock market breadth—During 2016, stock market breadth was generally positive. Toward the end of the year, however, the team noticed a divergence. On the most recent advance to new highs for the major stock market averages, the number of stocks moving above their 10- and 30-week moving averages did not reach their previous highs. This divergence suggests the market may take a more cautious posture in early 2017.

Allocation of Portfolio Holdings

as of December 31, 2016

These allocations may not reflect the current or future position of the portfolio.

Growth of $1,000,000 Investment in the Fund

The chart above shows how a hypothetical investment of $1,000,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $1,000,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Salient Tactical Plus Fund(a)

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2016
Class I	5.74%	6.18%	12/31/2012
Class A (with sales load)	-0.25%	4.48%	12/31/2012
Class A (without sales load)	5.58%	5.96%	12/31/2012
Class C (with CDSC)	3.73%	5.16%	12/31/2012
Class C (without CDSC)	4.73%	5.16%	12/31/2012
Class F	5.98%	6.52%	12/31/2012

(a) Returns with sales charge reflect the deduction of current maximum front end sales charge of 5.50% for Class A shares, and the maximum contingent deferred sales charge of 1.00% which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. The total annual gross and net operating expense ratios for the Fund based on the current Fund prospectus dated May 1, 2016, are as follows: Class A shares are 4.21% and 2.22% respectively, Class C shares are 97.26% and 2.97% respectively, Class I shares are 7.20% and 1.97% respectively and Class F shares are 2.85% and 1.66% respectively. The advisor has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 2.05% for Class A, 2.80% for Class C, 1.80% for Class I shares and 1.49% for Class F shares excluding certain expenses. This waiver of fees and/or reimbursement of expenses for Class A, Class C and Class I shares expire on July 31, 2017, and on December 15, 2017 for Class F shares, unless renewed by agreement of the Fund and the Advisor based upon a determination doing so would be appropriate under the prevailing circumstances. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights. Returns do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Class A/C/I shares of the Fund commenced operations on December 15, 2014. The returns prior to that date are those of the predecessor fund’s Investor Class shares, which commenced operations on December 31, 2012. Performance for the period from December 31, 2012, to December 12, 2014, reflects the gross performance of the Investor Class shares of the predecessor fund adjusted to apply the fees and anticipated expenses of Class A/C/I shares of the Fund. All share classes of the Fund are invested in the same portfolio of securities and returns only differ to the extent that fees and expenses of the classes are different. In the reorganization, Investor Class and Institutional Class shares of the Broadmark Tactical Fund were exchanged for Class F shares of the Salient Tactical Plus Fund.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Glossary

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Salient Adaptive Growth Fund

The advisor relies heavily on quantitative models (both proprietary models and those supplied by third-party vendors) and information and data supplied by third-party vendors. Any decisions made in reliance on incorrect or incomplete models and data expose the Fund to potential risks. The advisor’s momentum strategy will have the effect of amplifying the Fund’s exposure to assets whose prices have been rising and lessening the Fund’s exposure to assets whose prices have been declining, which may result in more volatility than investments in a broader cross section of securities.

Investing in derivative instruments (such as options, futures, forwards or swaps) and commodity-linked investments can be riskier than traditional investments, and may be more volatile than investments in traditional securities. The value of commodity-linked investments may be affected by financial factors, political developments and natural disasters.

The primary risks of futures contracts are the possible lack of a liquid secondary market, losses caused by unanticipated market movements, the advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors, and counterparty default.

In addition, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet margin requirements. Trying to enhance investment returns by borrowing money or using other leverage tools magnifies both gains and losses, resulting in greater volatility. Investments in foreign securities involve special risks not present in U.S. investments, such as currency fluctuations, lack of regulatory oversight and political developments. Investments in emerging markets are riskier than investments in more developed markets and are subject to risks related to currency, liquidity and volatility. These investments may be considered speculative. Investments in fixed-income securities generally are subject to an issuer’s credit risk and risks resulting from changes in the general level of interest rates.

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s shareholders.

This document does not constitute an offering of any security, product, service or fund, including the Fund, for which an offer can be made only by the Fund’s prospectus.

No fund is a complete investment program and you may lose money investing in a fund. The Fund may engage in other investment practices that may involve additional risks and you should review the Fund prospectus for a complete discussion.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds that focus on alternative strategies are not suitable for all investors.

Diversification does not assure profit or protect against risk.

Salient Trend Fund

The Advisor constructs a portfolio in which it attempts to balance the risk contribution of the risk premia or investment strategies in which it directly invests or gains exposure to. There can be no assurance that employing this investment approach will achieve any particular return or reduce volatility or potential loss. The Advisor relies heavily on quantitative models (both proprietary models and those supplied by third party vendors) and information and data supplied by third party vendors. Any decisions made in reliance on incorrect or incomplete models and data expose the Fund to potential risks. The Advisor’s momentum strategy will have the effect of amplifying the Fund’s exposure to assets whose prices have been rising and lessening the Fund’s exposure to assets whose prices have been declining, which may result in more volatility than investments in a broader cross section of securities.

Investing in derivative instruments (such as options, futures, forwards or swaps) and commodity-linked investments can be riskier than traditional investments, and may be more volatile than investments in traditional securities. The value of commodity-linked investments may be affected by financial factors, political developments and natural disasters. The primary risks of futures contracts are the possible lack of a liquid secondary market, losses caused by unanticipated market movements, the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors, and counterparty default.

In addition, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet margin requirements. Trying to enhance investment returns by borrowing money or using other leverage tools magnifies both gains and losses, resulting in greater volatility. Investments in foreign securities involve special risks not present in U.S. investments, such as currency fluctuations, lack of regulatory oversight and political developments. Investments in emerging markets are riskier than investment in more developed markets and are subject to risks related to currency, liquidity and volatility. These investments may be considered speculative. Investments in fixed-income securities generally are subject to an issuer’s credit risk and risks resulting from changes in the general level of interest rates. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s shareholders. The Fund may engage in other investment practices that may involve additional risks and you should review the Fund’s prospectus for a complete discussion.

This presentation does not constitute an offering of any security, product, service or fund, including the Fund, for which an offer can be made only by the Fund’s Prospectus.

Asset allocation does not assure profit or protect against risk.

Diversification does not assure profit or protect against risk.

Salient MLP & Energy Infrastructure Fund

The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. The value of commodity-linked investments such as the MLPs and energy infrastructure companies (including midstream MLPs and energy infrastructure companies) in which the Fund invests are subject to risks specific to the industry they serve, such as fluctuations in commodity prices, reduced volumes of available natural gas or other energy commodities, slowdowns in new construction and acquisitions, a sustained reduced demand for crude oil, natural gas and refined petroleum products, depletion of the natural gas reserves or other commodities, changes in the macroeconomic or regulatory environment, environmental hazards, rising interest rates and threats of attack by terrorists on energy assets, each of which could affect the Fund’s profitability.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership. If an MLP were to be obligated to pay federal income tax on its income at the corporate tax rate, the amount of cash available for distribution would be reduced and such distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends received (as dividend income, return of capital or capital gain).

In addition, investing in MLPs involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. Such companies may trade less frequently than larger companies due to their smaller capitalizations, which may result in erratic price movement or difficulty in buying or selling.

Additional management fees and other expenses are associated with investing in MLP funds. The tax benefits received by an investor investing in the Fund differ from that of a direct investment in an MLP by an investor.

This document does not constitute an offering of any security, product, service or fund, including the Fund, for which an offer can be made only by the Fund’s prospectus.

No fund is a complete investment program and you may lose money investing in a fund. The Fund may engage in other investment practices that may involve additional risks and you should review the Fund prospectus for a complete description.

Salient Tactical Plus Fund

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Equity securities may be subject to general movements in the stock market. The Fund may have exposure to or invest in equity securities of companies with small or medium capitalization, which involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, lack of liquidity, fewer business lines and lack of public information.

The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps and swaptions. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives also provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.

The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position.

The Fund invests in exchange-traded funds (ETFs) and in options on ETFs, exposing it to the risks associated with the investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses paid by each ETF in which the Fund invests. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. ETF shares trade at market prices rather than net asset value (“NAV”) and shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.

The Fund invests in fixed-income securities, which are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

The Fund may make foreign investments, which often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

To the extent that the Fund makes investments on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions.

This document does not constitute an offering of any security, product, service or fund, including the Fund, for which an offer can be made only by the Fund’s prospectus.

Fund Benchmark Definitions

Alerian MLP Index: Alerian MLP Index is the leading gauge of large- and mid-cap energy master limited partnerships (MLPs). The float-adjusted, capitalization-weighted index includes some of the most prominent companies and captures approximately 75% of available market capitalization.

Barclay BTOP50 Index: Barclay BTOP50 Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. To be included in the index, the trading advisors must be open for investment, be willing to provide daily returns, have at least two years of trading activity and have at least three years of operating history.

Bloomberg Barclays US Aggregate Bond Index: Bloomberg Barclays US Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

MSCI ACWI (All Country World Index): MSCI ACWI is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

S&P 500 Index: S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

One cannot invest directly in an index.

Definition of Terms

Alpha is a coefficient measuring risk-adjusted performance.

Barclays Global Credit Index contains investment-grade and high-yield credit securities from the Barclays Multiverse Index.

Bloomberg Barclays Global Treasury Index tracks fixed-rate, local currency government debt of investment-grade countries, including both developed and emerging markets.

Credit default swap is a type of contract that offers a guarantee against the nonpayment of a loan by transferring the credit exposure of fixed-income products from the holder of the security to the seller of the swap.

Derivative is a security whose price is dependent upon or derived from one or more underlying assets.

Futures are financial contracts that obligate the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price.

Market breadth is a ratio that compares the total number of rising stocks to the total number of falling stocks.

MSCI World Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed markets.

S&P GSCI Commodity Index is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities and serves as a measure of commodity performance over time.

Swap refers to the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds) or because investment objectives have changed.

Swaption (swap option) is the option to enter into an interest rate swap or some other type of swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Table of Shareholder Expenses—as of December 31, 2016 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Actual Example		Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expenses Paid During Period(1) 07/01/16 – 12/31/16	Annualized Expense Ratio During Period 07/01/16 – 12/31/16
Salient Adaptive Growth Fund	Class A	$1,000.00	$940.20	$8.10	1.66%
	Class C	1,000.00	933.50	11.71	2.41%
	Class I	1,000.00	941.20	6.88	1.41%
Salient Trend Fund	Class A	1,000.00	826.90	7.94	1.73%
	Class C	1,000.00	825.00	11.38	2.48%
	Class I	1,000.00	829.10	6.76	1.47%
Salient MLP & Energy Infrastructure Fund	Class A	1,000.00	1,173.20	8.79	1.61%
	Class C	1,000.00	1,167.90	13.19	2.42%
	Class I	1,000.00	1,172.90	7.76	1.42%
	Class R6	1,000.00	1,173.30	6.72	1.23%
Salient Tactical Plus Fund	Class A	1,000.00	1,104.70	10.85	2.05%
	Class C	1,000.00	1,100.30	14.78	2.80%
	Class I	1,000.00	1,106.30	9.53	1.80%
	Class F	1,000.00	1,107.60	7.89	1.49%

(1) Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

Table of Shareholder Expenses—as of December 31, 2016 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 07/01/16	Ending Account Value 12/31/16	Expenses Paid During Period(1) 07/01/16 – 12/31/16	Annualized Expense Ratio During Period 07/01/16 – 12/31/16
Salient Adaptive Growth Fund	Class A	$1,000.00	$1,016.79	$8.42	1.66%
	Class C	1,000.00	1,013.02	12.19	2.41%
	Class I	1,000.00	1,018.05	7.15	1.41%
Salient Trend Fund	Class A	1,000.00	1,016.44	8.77	1.73%
	Class C	1,000.00	1,012.67	12.55	2.48%
	Class I	1,000.00	1,017.75	7.46	1.47%
Salient MLP & Energy Infrastructure Fund	Class A	1,000.00	1,017.04	8.16	1.61%
	Class C	1,000.00	1,012.97	12.25	2.42%
	Class I	1,000.00	1,018.00	7.20	1.42%
	Class R6	1,000.00	1,018.95	6.24	1.23%
Salient Tactical Plus Fund	Class A	1,000.00	1,014.83	10.38	2.05%
	Class C	1,000.00	1,011.06	14.15	2.80%
	Class I	1,000.00	1,016.09	9.12	1.80%
	Class F	1,000.00	1,017.65	7.56	1.49%

(1) Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 184/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

SALIENT ADAPTIVE GROWTH FUND

Consolidated Schedule of Investments

December 31, 2016

Fair Value
Purchased Swaptions (Cost $8,087,741)	$8,537,225

Total Investments—15.5% (Cost $8,087,741)	8,537,225
Other Assets and Liabilities(1)—84.5%	46,863,347

Total Net Assets—100.0%	$55,400,572

(1)	Includes cash which is being held as collateral for futures contracts.

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	March 2017	91	$8,388,874	$36,300
10 Year Canada Bond	March 2017	28	2,868,089	(32,619)
10 Year Japan Government Bond	March 2017	9	11,569,283	10,582
10 Year Korea Bond	March 2017	23	2,397,500	15,032
10 Year U.S. Treasury Note	March 2017	109	13,546,656	2,275
Aluminum*	February 2017	28	1,183,175	(18,577)
Amsterdam Exchanges Index	January 2017	10	1,017,071	20,991
ASX SPI 200 Index	March 2017	9	914,313	17,443
Brent Crude*	March 2017	30	1,704,600	54,115
CAC 40 10 Euro	January 2017	31	1,586,902	29,355
Coffee ‘C’*	March 2017	20	1,027,875	(212,292)
Copper*	March 2017	42	2,630,775	(59,406)
Cotton No.2*	March 2017	22	777,150	16,812
E-Mini S&P® 500	March 2017	50	5,590,500	(72,880)
E-Mini S&P® Midcap 400	March 2017	7	1,161,370	(18,480)
Euro-Bund	March 2017	46	7,948,458	99,396
Euro-OAT	March 2017	97	15,501,898	134,862
FTSE 100 Index	March 2017	27	2,345,874	47,229
Gold 100 Oz*	February 2017	31	3,570,270	(390,801)
Hang Seng China Enterprises Index	January 2017	8	1,132,865	20,238
Hang Seng China Enterprises Index, Class H	January 2017	8	484,261	10,293
IBEX 35 Index	January 2017	1	98,038	65
KOSPI 200 Index	March 2017	25	2,691,360	69,904
Lead*	February 2017	4	200,750	(30,217)
Lean Hogs*	February 2017	19	502,740	87,664
Long Gilt	March 2017	88	13,646,421	238,224
Low Sulpher Gas Oil*	February 2017	10	504,750	21,787
MSCI Taiwan Stock Index	January 2017	51	1,753,380	16,648
Natural Gas*	February 2017	30	1,117,200	31,854

See accompanying Notes to Financial Statements.

SALIENT ADAPTIVE GROWTH FUND

Consolidated Schedule of Investments, continued

December 31, 2016

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Nickel*	February 2017	8	$479,664	$(61,798)
NY Harbour ULSD*	February 2017	2	145,169	6,732
OMXS 30 Index	January 2017	53	883,663	(13,190)
Russell 2000 Mini Index	March 2017	37	2,510,265	(31,157)
S&P/Toronto Stock Exchange 60 Index	March 2017	8	1,068,812	528
SGX MSCI Singapore Index	January 2017	16	353,334	(1,898)
SGX Nifty Future	January 2017	28	458,332	6,217
Silver*	March 2017	11	879,395	(138,178)
Soybean*	March 2017	49	2,459,800	(86,106)
Soybean Meal*	March 2017	34	1,076,440	(3,663)
Soybean Oil*	March 2017	44	915,024	(81,393)
Sugar#11*	March 2017	57	1,245,518	(63,377)
Wheat*	March 2017	4	81,600	(3,637)
WTI Crude Oil*	February 2017	4	214,880	799
Zinc*	February 2017	9	577,856	(49,269)

			$121,212,150	$(373,593)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Cocoa*	March 2017	10	$212,600	$13,444
Corn*	March 2017	25	440,000	2,770
FTSE/JSE TOP 40 Index	March 2017	41	1,322,688	12,677
FTSE/MIB Index	March 2017	30	3,032,423	(57,334)
Gasoline RBOB*	February 2017	1	70,178	(3,863)
Live Cattle*	February 2017	22	1,021,240	(54,708)
Tokyo Price Index	March 2017	1	129,882	525

			$6,229,011	$(86,489)

*	All or a portion of these investments are held by Salient Adaptive Growth Offshore Fund Ltd. (the “Adaptive Growth Subsidiary”).

See accompanying Notes to Financial Statements.

SALIENT ADAPTIVE GROWTH FUND

Consolidated Schedule of Investments, continued

December 31, 2016

Total Return Swap Agreements—Long Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Sao Paulo Stock Exchange Index (Bovespa)	Goldman Sachs	2/21/2017	$1,201,128	$11,047

			$1,201,128	$11,047

Over-The-Counter Purchased Swaptions:

Description	Counterparty	Put/Call	Exercise Price/Rate		Expiration Date	Notional Value (Local Currency)	Premium	Value	Unrealized Appreciation (Depreciation)
The Markit CDX North America High Yield Index	Goldman Sachs International	Call	$80	^	01/18/2017	$8,000,000	$1,828,000	$2,075,930	$247,930
The Markit CDX North America investment Grade Index	Goldman Sachs International	Call	2.5	%^^	01/18/2017	$29,000,000	2,181,163	2,314,385	133,222
The Markit i’Traxx Europe Index	Goldman Sachs International	Call	2.5	%^^	01/18/2017	€26,000,000	2,269,671	2,218,917	(50,754)
The Markit i’Traxx Europe Crossover Index	Goldman Sachs International	Call	10.0	%^^	01/18/2017	€7,000,000	1,808,907	1,927,993	119,086

							$8,087,741	$8,537,225	$449,484

^	Indicates Exercise Price
^^	Indicates Exercise Rate

Forward Foreign Currency Exchange Contracts:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation (Depreciation)
Short Contracts:
Euro	Goldman Sachs	1/18/2017	4,200,000	$4,632,180	$4,424,554	$207,626

				$4,632,180	$4,424,554	$207,626

See accompanying Notes to Financial Statements.

SALIENT TREND FUND

Consolidated Schedule of Investments

December 31, 2016

Other Assets and Liabilities(1)—100.0%	$40,844,977

Total Net Assets—100.0%	$40,844,977

(1)	Includes cash which is being held as collateral for futures contracts.

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Japan Government Bond	March 2017	12	$15,425,711	$33,263
Aluminum*	February 2017	66	2,788,913	(48,095)
Amsterdam Exchanges Index	January 2017	4	406,828	8,396
ASX SPI 200 Index	March 2017	15	1,523,855	29,072
Brent Crude*	March 2017	31	1,761,420	41,352
Coffee ‘C’*	March 2017	13	668,119	(165,546)
Copper*	March 2017	34	2,129,675	(100,871)
Cotton No.2*	March 2017	86	3,037,950	63,302
E-Mini NASDAQ 100	March 2017	21	2,042,880	(31,044)
E-Mini S&P® 500	March 2017	15	1,677,150	(23,919)
E-Mini S&P® Midcap 400	March 2017	16	2,654,560	(42,239)
Euro-Bund	March 2017	112	19,352,767	200,781
Euro-OAT	March 2017	48	7,671,043	37,484
FTSE 100 Index	March 2017	51	4,431,096	79,506
Gasoline RBOB*	February 2017	1	70,178	(233)
German Stock Index	March 2017	7	2,112,011	17,555
Gold 100 Oz*	February 2017	45	5,182,650	(109,244)
Hang Seng China Enterprises Index, Class H	January 2017	4	242,130	5,146
KOSPI 200 Index	March 2017	25	2,691,360	55,286
Lead*	February 2017	25	1,254,688	(220,997)
Long Gilt	March 2017	111	17,213,099	328,915
Low Sulpher Gas Oil*	February 2017	12	605,700	34,987
MSCI Taiwan Stock Index	January 2017	64	2,200,320	20,892
Nickel*	February 2017	23	1,379,034	(283,424)
NY Harbour ULSD*	February 2017	14	1,016,182	27,672
OMXS 30 Index	January 2017	113	1,884,036	(28,620)
Russell 2000 Mini Index	March 2017	52	3,527,940	(45,601)
S&P/Toronto Stock Exchange 60 Index	March 2017	31	4,141,645	2,044
SGX FTSE China A50 Index	January 2017	264	2,630,100	(10,415)
SGX MSCI Singapore Index	January 2017	41	905,417	(4,752)
Silver*	March 2017	5	399,725	562
Soybean*	March 2017	60	3,012,000	(121,195)

See accompanying Notes to Financial Statements.

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

December 31, 2016

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Soybean Meal*	March 2017	51	$1,614,660	$(10,692)
Soybean Oil*	March 2017	122	2,537,112	(242,318)
Sugar#11*	March 2017	39	852,197	(84,685)
Zinc*	February 2017	32	2,054,600	(215,667)

			$123,098,751	$(803,342)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	March 2017	24	$2,212,450	$(8,343)
10 Year Canada Bond	March 2017	129	13,213,697	(58,533)
10 Year Korea Bond	March 2017	220	22,932,605	(139,008)
10 Year U.S. Treasury Note	March 2017	64	7,954,000	(58,364)
CAC 40 10 Euro	January 2017	1	51,190	(992)
Cocoa*	March 2017	187	3,975,620	607,314
Corn*	March 2017	260	4,576,000	35,455
Euro-BTP	March 2017	11	1,566,775	(10,310)
FTSE/JSE TOP 40 Index	March 2017	130	4,193,887	47,571
FTSE/MIB Index	March 2017	26	2,628,100	(83,492)
IBEX 35 Index	January 2017	14	1,372,526	(16,691)
Lean Hogs*	February 2017	92	2,434,320	(434,723)
Live Cattle*	February 2017	151	7,009,420	(600,349)
Natural Gas*	February 2017	10	372,400	(6,406)
SGX Nifty Future	January 2017	105	1,718,745	(23,719)
Tokyo Price Index	March 2017	4	519,529	(12,786)
Wheat*	March 2017	221	4,508,400	195,715
WTI Crude Oil*	February 2017	4	214,880	(4,890)

			$81,454,544	$(572,551)

*	All or a portion of these investments are held by Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”).

Total Return Swap Agreements—Long Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Sao Paulo Stock Exchange Index (Bovespa)	Goldman Sachs	2/21/2017	$450,423	$4,143

			$450,423	$4,143

See accompanying Notes to Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2016

	Shares/Units	Fair Value

Master Limited Partnerships and Related Companies—98.9%
Gathering & Processing—13.3%
United States—13.3%
Antero Midstream Partners LP(1)	523,254	$16,158,083
EnLink Midstream LLC	3,706,242	70,603,910
Rice Midstream Partners LP(1)	590,701	14,519,431
Summit Midstream Partners LP(1)(2)	6,300	158,445
Targa Resources Corp.	1,414,402	79,305,520
Western Gas Equity Partners LP(1)	521,276	22,076,039

		202,821,428

Liquids Transportation & Storage—27.8%
Canada—0.4%
TransCanada Corp.	141,797	6,402,135

Republic of the Marshall Islands—2.2%
VTTI Energy Partners LP(1)	2,124,392	34,308,931

United States—25.2%
Arc Logistics Partners LP(1)(3)	112,838	1,797,509
Enbridge Energy Management LLC(1)(4)	4,036,989	104,558,009
Genesis Energy LP(1)	549,461	19,791,585
MPLX LP(1)	595,058	20,600,908
NGL Energy Partners LP(1)	743,469	15,612,849
PBF Logistics LP(1)	1,969	35,836
Phillips 66 Partners LP(1)	200,086	9,732,183
Plains GP Holdings LP, Class A(1)(2)	3,108,566	107,805,076
SemGroup Corp., Class A(2)	2,049,771	85,577,939
Shell Midstream Partners LP(1)	684,964	19,925,603

		385,437,497

Marine Midstream—3.4%
Republic of the Marshall Islands—3.4%
Golar LNG Partners LP(2)	1,488,238	35,777,241
Teekay Offshore Partners LP(1)	3,101,250	15,692,325

		51,469,566

Natural Gas Pipelines & Storage—42.6%
United States—42.6%
Dominion Midstream Partners LP(1)	405,775	11,990,651
Energy Transfer Equity LP(1)	1,785,140	34,471,053
Energy Transfer Partners LP(1)	704,003	25,210,348
Enterprise Products Partners LP(1)	1,648,383	44,572,276
EQT Midstream Partners LP(1)	183,205	14,048,159
Kinder Morgan, Inc.	3,465,522	71,770,961
ONEOK, Inc.	1,891,880	108,612,831

See accompanying Notes to Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Schedule of Investments, continued

December 31, 2016

	Shares/Units	Fair Value

Spectra Energy Corp.	1,746,494	$71,763,439
Tallgrass Energy GP LP(1)	3,368,076	90,264,437
Tallgrass Energy Partners LP(1)	502,607	23,848,702
The Williams Companies, Inc.	4,129,555	128,594,343
Williams Partners LP(1)	718,343	27,318,584

		652,465,784

Other Energy & Infrastructure—8.3%
United States—8.3%
Macquarie Infrastructure Corp.(1)	881,956	72,055,805
NRG Yield, Inc., Class A(1)	1,758,161	27,005,353
NRG Yield, Inc., Class C(1)	1,748,139	27,620,596

		126,681,754

Refined Products—3.5%
United States—3.5%
Magellan Midstream Partners LP(1)	404,179	30,568,058
Sunoco Logistics Partners LP(1)	949,053	22,796,253

		53,364,311

Total Master Limited Partnerships and Related Companies (Cost $1,456,277,009)		1,512,951,406

Total Investments—98.9% (Cost $1,456,277,009)		1,512,951,406
Other Assets and Liabilities—1.1%		17,157,234

Total Net Assets—100.0%		$1,530,108,640

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	Non-income producing security.
(2)

All or a portion of these securities are held as collateral for the written call options. As of December 31, 2016, the total fair value of securities held as collateral for the written call options is $82,798,190.

(3)	Security determined to be illiquid under the procedures approved by the Fund’s Board of Trustees and represents 0.12% of net assets.
(4)	Distributions are paid-in-kind.

See accompanying Notes to Financial Statements.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND

Schedule of Investments, continued

December 31, 2016

Written Options:

Description	Put/Call	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Golar LNG Partners LP	Call	$23	01/20/2017	7,440	$767,860	$(1,395,000)	$(627,140)
Golar LNG Partners LP	Call	$25	01/20/2017	2,976	42,286	(81,840)	(39,554)
Plains GP Holdings LP	Call	$36	01/20/2017	2,992	178,233	(149,600)	28,633
SemGroup Corp.	Call	$40	01/20/2017	7,561	708,594	(2,003,665)	(1,295,071)
SemGroup Corp.	Call	$45	01/20/2017	3,750	158,281	(150,000)	8,281
Summit Midstream Partners LP	Call	$25	01/20/2017	63	1,300	(4,883)	(3,583)

					$1,856,554	$(3,784,988)	$(1,928,434)

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following countries as of December 31, 2016:

	Value	% of Total Investments
United States	$1,420,770,774	93.9%
Republic of the Marshall Islands	85,778,497	5.7%
Canada	6,402,135	0.4%

	$1,512,951,406	100.0%

See accompanying Notes to Financial Statements.

SALIENT TACTICAL PLUS FUND

Schedule of Investments

December 31, 2016

	Contracts/Principal Amount/Shares	Fair Value
Purchased Put Options—0.4%
Direxion Daily Gold Miners Index Bull and Bear 3X Shares, Strike Price $50, expiring 01/20/2017	60	$45,900
iShares China Large-Cap ETF, Strike Price $34, expiring 01/20/2017(1)	400	17,600
iShares MSCI India ETF, Strike Price $25, expiring 01/20/2017	400	10,000
S&P 500® Index, Strike Price $2,230, expiring 01/06/2017(1)	33	30,855

Total Purchased Put Options (Cost $143,158)		104,355

Money Market Fund—90.1%
United States—90.1%
Fidelity Prime Money Market Portfolio, 0.55%(2)	23,432,988	23,432,988

Total Money Market Fund (Cost $23,432,988)		23,432,988

U.S. Treasury Obligation—7.7%
United States—7.7%
U.S. Treasury Bill, 0.35%(3), 01/12/17	$2,000,000	1,999,806

Total U.S. Treasury Obligation (Cost $1,999,787)		1,999,806

Total Investments—98.2% (Cost $25,575,933)		25,537,149
Other Assets and Liabilities—1.8%		471,037

Total Net Assets—100.0%		$26,008,186

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1) Security	is being held as collateral for written options.
(2) The	rate shown is the 7-day effective as of December 31, 2016.
(3) Rate	shown represents the bond equivalent yield to maturity at date of purchase.

Written Options:

Description	Put/Call	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
iShares China Large-Cap ETF	Put	$32	01/20/2017	400	$8,400	$(4,800)	$3,600
S&P 500® Index	Put	$2,200	01/06/2017	33	16,734	(10,395)	6,339

					$25,134	$(15,195)	$9,939

See accompanying Notes to Financial Statements.

SALIENT TACTICAL PLUS FUND

Schedule of Investments, continued

December 31, 2016

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-Mini S&P® 500	March 2017	57	$6,373,170	$(15,233)
E-Mini S&P® Midcap 400	March 2017	38	6,304,580	(5,860)

			$12,677,750	$(21,093)

Salient Tactical Plus Fund invested in the following asset categories as of December 31, 2016:

	Value	% of Total Investments
Money Market Fund	$23,432,988	91.8%
Purchased Put Options	104,355	0.4%
U.S. Treasury Obligation	1,999,806	7.8%

	$25,537,149	100.0%

Salient Tactical Plus Fund invested in securities with exposure to the following countries as of December 31, 2016:

	Value	% of Total Investments
United States	$25,537,149	100.0%

	$25,537,149	100.0%

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Assets and Liabilities

December 31, 2016

	Adaptive Growth Fund (Consolidated)	Trend Fund (Consolidated)	MLP & Energy Infrastructure Fund	Tactical Plus Fund
Assets:
Investments at cost	$8,087,741	$—	$1,456,277,009	$25,575,933

Investments at fair value	8,537,225	—	1,512,951,406	25,537,149
Cash and cash equivalents	41,058,743	33,139,436	25,750,097	—
Foreign currencies(1)	909,159	—	—	—
Deposit with brokers for futures contracts and options	4,507,005	7,619,657	—	65,028
Segregated cash for collateral	—	180,000	—	—
Unrealized appreciation on forward foreign currency exchange contracts	207,626	—	—	—
Unrealized gain on swap agreements	11,047	4,143	—	—
Dividends and interest receivable	83	1,294	53,394	9,503
Receivable for capital shares issued	323,649	43,473	14,520,257	431,318
Receivable from investments sold	—	—	2,407,221	—
Receivable from Advisor	—	—	—	11,042
Prepaids and other assets	24,696	27,054	60,810	32,937

Total assets	55,579,233	41,015,057	1,555,743,185	26,086,977

Liabilities:
Written options, at fair value(2)	—	—	3,784,988	15,195
Payable for investments purchased	—	—	12,603,334	—
Payable for capital shares redeemed	20,450	28,844	5,637,309	—
Variation margin on futures contracts	73,943	74,305	—	20,880
Payable to Advisor	30,368	11,161	1,171,617	—
Distribution and services fees payable	2,311	1,050	123,821	1,445
Deferred tax liability	—	—	1,762,205	—
Accounts payable and accrued expenses	51,589	54,720	551,271	41,271

Total liabilities	178,661	170,080	25,634,545	78,791

Net Assets	$55,400,572	$40,844,977	$1,530,108,640	$26,008,186

Composition of Net Assets:
Paid-in capital	$57,117,983	$49,206,808	$1,938,840,585	$25,937,880
Accumulated net investment income (loss)	(653,250)	418,755	(70,782,737)	(275,621)
Accumulated net realized gains (losses)	(1,337,646)	(7,435,747)	(390,932,966)	395,865
Net unrealized appreciation (depreciation)	273,485	(1,344,839)	52,983,758	(49,938)

Net Assets	$55,400,572	$40,844,977	$1,530,108,640	$26,008,186

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Assets and Liabilities, continued

December 31, 2016

	Adaptive Growth Fund (Consolidated)	Trend Fund (Consolidated)	MLP & Energy Infrastructure Fund	Tactical Plus Fund
Net Assets:
Class A Shares	$3,465,022	$2,996,243	$210,687,681	$6,471,385
Class C Shares	1,960,678	349,690	99,129,914	581,644
Class I Shares	49,974,872	37,499,044	1,218,042,200	1,905,044
Class F Shares	—	—	—	17,050,113
Class R6 Shares	—	—	2,248,845	—

	$55,400,572	$40,844,977	$1,530,108,640	$26,008,186

Shares Outstanding:
Class A Shares	507,298	365,267	22,625,744	565,144
Class C Shares	298,918	43,130	10,703,967	51,673
Class I Shares	7,217,944	4,564,590	131,252,848	165,831
Class F Shares	—	—	—	1,473,686
Class R6 Shares	—	—	242,249	—
Net Asset Value, Offering Price and Redemption Price:
Class A Shares	$6.83	$8.20	$9.31	$11.45
Class C Shares	$6.56	$8.11	$9.26	$11.26
Class I Shares	$6.92	$8.22	$9.28	$11.49
Class F Shares	$—	$—	$—	$11.57
Class R6 Shares	$—	$—	$9.28	$—
Maximum Sales Charge—Class A Shares	5.50%	5.50%	5.50%	5.50%

Maximum Offering Price per share—Class A Shares (Net Asset Value/(100%—maximum sales charge))	$7.23	$8.68	$9.85	$12.12

(1)	Cost of foreign currencies for Adaptive Growth Fund is $909,159.
(2)	Premiums received on written options for MLP & Energy Infrastructure Fund and Tactical Plus Fund are $1,856,554 and $25,134, respectively.

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Operations

Year Ended December 31, 2016

	Adaptive Growth Fund (Consolidated)	Trend Fund (Consolidated)	MLP & Energy Infrastructure Fund
Investment Income:
Distributions from master limited partnerships	$—	$—	$17,252,293
Less return of capital on distributions	—	—	(17,252,293)

Net distributions from master limited partnerships	—	—	—
Dividends from master limited partnership related companies	—	—	49,490,626
Dividends from affiliated master limited partnership related companies	—	—	2,689,129
Less return of capital on dividends	—	—	(25,889,952)

Net dividends from master limited partnership related companies	—	—	26,289,803
Interest Income	23,489	16,304	19,280

Total Investment Income	23,489	16,304	26,309,083

Operating Expenses:
Investment management fees	553,329	617,817	10,768,360
Administration fees	82,390	105,643	708,700
Distribution and service fees, Class A	10,172	11,384	365,254
Distribution and service fees, Class C	19,697	6,544	856,409
Administrative services fees, Class A	—	4,470	40,937
Administrative services fees, Class C	1,502	560	54,371
Administrative services fees, Class I	41,260	53,802	871,649
Registration and filing fees	49,604	57,182	176,970
Audit and tax preparation fees	44,313	46,009	155,935
Custodian fees	10,444	12,882	83,159
Legal fees	32,302	33,233	482,569
Transfer agent fees	36,537	38,962	185,317
Compliance fees	14,201	14,478	131,023
Trustees fees	78,306	78,396	96,742
ReFlow fees	—	—	2,331
Other expenses	25,069	32,965	405,807

Total Expenses Before Fee Reductions	999,126	1,114,327	15,385,533

Less expenses contractually waived/reimbursed by the Advisor	(157,807)	(163,380)	—

Net Expenses	841,319	950,947	15,385,533

Net Investment Income (Loss)	(817,830)	(934,643)	10,923,550

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and foreign currency translations	1,728,369	273,545	(152,679,569)
Net realized gain (loss) on affiliated investments	—	—	(714,025)
Net realized gain (loss) on forward foreign currency exchange contracts	171,521	—	—
Net realized gain (loss) on written option contracts	—	—	6,813,846
Net realized gain (loss) on futures contracts	6,251,003	(11,971,491)	—
Net realized gain (loss) on swap agreements	285,978	(375,702)	—

Net realized gain(loss)	8,436,871	(12,073,648)	(146,579,748)
Change in unrealized appreciation/depreciation on:
Investments	390,393	—	566,509,163
Written option contracts	—	—	(1,928,434)
Futures contracts	(150,440)	(1,372,916)	—
Swap contracts	6,792	(72,886)	—
Forward foreign currency exchange contracts	183,898	—	—
Translation of assets and liabilities in foreign currency transactions	72,291	6,377	—

Change in unrealized appreciation/depreciation, before income taxes	502,934	(1,439,425)	564,580,729
Deferred tax expense (benefit)	—	—	754,852
Change in unrealized appreciation/depreciation from investments	502,934	(1,439,425)	563,825,877

Net Realized and Unrealized Gain (Loss) on Investments	8,939,805	(13,513,073)	417,246,129

Change in Net Assets Resulting From Operations	$8,121,975	$(14,447,716)	$428,169,679

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Operations, continued

Year Ended December 31, 2016

Tactical Plus Fund
Investment Income:
Dividend income	$85,091
Interest income	3,218

Total Investment Income	88,309

Operating Expenses:
Investment management fees	321,790
Administration fees	15,274
Distribution and service fees, Class A	13,392
Distribution and service fees, Class C	1,089
Administrative services fees, Class A	6,013
Administrative services fees, Class C	202
Administrative services fees, Class I	650
Administrative services fees, Class F	17,134
Registration and filing fees, Class A	12,365
Registration and filing fees, Class C	11,708
Registration and filing fees, Class I	12,662
Registration and filing fees, Class F	11,304
Transfer agent fees, Class A	8,988
Transfer agent fees, Class C	8,879
Transfer agent fees, Class I	8,945
Transfer agent fees, Class F	8,944
Audit and tax preparation fees	45,346
Custodian fees	4,942
Legal fees	21,010
Printing fees, Class A	4,735
Printing fees, Class C	68
Printing fees, Class I	438
Printing fees, Class F	14,236
Compliance fees	7,801
Trustees fees	77,621
Other expenses	14,836

Total Expenses Before Fee Reductions	650,372

Less expenses contractually waived/reimbursed by the Advisor	(286,308)

Net Expenses	364,064

Net Investment Income (Loss)	(275,755)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments and foreign currency translations	(1,082,242)
Net realized gain (loss) on written option contracts	(21,101)
Net realized gain (loss) on futures contracts	2,689,205

Net realized gain (loss)	1,585,862
Change in unrealized appreciation/depreciation on:
Investments	(38,787)
Written option contracts	9,939
Futures contracts	147,992

Change in unrealized appreciation/depreciation	119,144

Net Realized and Unrealized Gain (Loss) on Investments	1,705,006

Change in Net Assets Resulting From Operations	$1,429,251

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets

	Adaptive Growth Fund (Consolidated)		Trend Fund (Consolidated)
	For the Year Ended December 31, 2016(a)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Operations:
Net investment income (loss)	$(817,830)	$(1,184,691)	$(934,643)	$(828,739)
Net realized gain (loss) on investments	8,436,871	(6,286,709)	(12,073,648)	4,964,703
Net change in unrealized appreciation/depreciation on investments	502,934	(3,354,923)	(1,439,425)	(4,516,171)

Change in net assets resulting from operations	8,121,975	(10,826,323)	(14,447,716)	(380,207)

Distributions:
In excess of net investment income:
Class A Shares	(93,169)	—	(214,378)	(26,022)
Class C Shares	(30,601)	—	(18,864)	(2,707)
Class I Shares	(1,376,209)	—	(2,766,764)	(507,890)
Net realized gains:
Class A Shares	(470,605)	(693,542)	—	(160,515)
Class C Shares	(234,791)	(307,313)	—	(33,826)
Class I Shares	(6,551,800)	(6,465,321)	—	(2,442,152)

Change in Net Assets resulting from distributions	(8,757,175)	(7,466,176)	(3,000,006)	(3,173,112)

Capital Transactions:
Class A Shares
Proceeds from shares issued	781,829	5,828,887	5,765,563	3,927,982
Dividends reinvested	303,732	472,927	213,836	186,536
Value of shares redeemed	(2,781,880)	(4,178,906)	(5,198,169)	(5,010,893)

Class A Shares capital transactions	(1,696,319)	2,122,908	781,230	(896,375)

Class C Shares
Proceeds from shares issued	691,798	1,856,985	299,585	881,874
Dividends reinvested	256,867	305,533	18,864	36,533
Value of shares redeemed	(1,288,751)	(1,577,973)	(594,768)	(91,391)

Class C Shares capital transactions	(340,086)	584,545	(276,319)	827,016

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	Adaptive Growth Fund (Consolidated)		Trend Fund (Consolidated)
	For the Year Ended December 31, 2016(a)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Class I Shares
Proceeds from shares issued	$19,452,760	$29,912,469	$30,376,126	$35,414,371
Dividends reinvested	6,052,782	5,727,717	2,349,520	2,792,438
Value of shares redeemed	(23,983,642)	(56,194,616)	(34,744,191)	(18,030,808)

Class I Shares capital transactions	1,521,900	(20,554,430)	(2,018,545)	20,176,001

Change in Net Assets resulting from capital transactions	(514,505)	(17,846,977)	(1,513,634)	20,106,642

Change in Net Assets	$(1,149,705)	$(36,139,476)	$(18,961,356)	$16,553,323
Net Assets:
Beginning of period	56,550,277	92,689,753	59,806,333	43,253,010

End of period	$55,400,572	$56,550,277	$40,844,977	$59,806,333

Accumulated net investment income (loss)	$(653,250)	$(355,169)	$418,755	$(3,775,420)

Share Transactions:
Class A Shares
Issued	94,674	639,627	531,104	326,316
Reinvested	44,667	67,082	26,078	16,343
Redeemed	(370,110)	(490,765)	(520,935)	(428,347)

Change in Class A Shares	(230,769)	215,944	36,247	(85,688)

Class C Shares
Issued	92,581	208,134	26,368	74,896
Reinvested	39,397	44,734	2,329	3,269
Redeemed	(176,364)	(191,836)	(58,019)	(8,171)

Change in Class C Shares	(44,386)	61,032	(29,322)	69,994

Class I Shares
Issued	2,608,121	3,233,646	2,806,645	2,977,955
Reinvested	878,438	804,455	286,178	243,869
Redeemed	(3,134,190)	(6,505,739)	(3,438,518)	(1,526,117)

Change in Class I Shares	352,369	(2,467,638)	(345,695)	1,695,707

(a)	Prior to May 1, 2016, Salient Adaptive Growth Fund was known as Salient Risk Parity Fund.

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	MLP & Energy Infrastructure Fund		Tactical Plus Fund
	For the Year Ended December 31, 2016(a)(b)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016(c)	For the Year Ended December 31, 2015
Operations:
Net investment income (loss)	$10,923,550	$18,340,519	$(275,755)	$(337,074)
Net realized gain (loss) on investments	(146,579,748)	(296,901,351)	1,585,862	1,210,598 (d)
Net change in unrealized appreciation/depreciation on investments	563,825,877	(588,982,240)	119,144	(1,678,255)

Change in net assets resulting from operations	428,169,679	(867,543,072)	1,429,251	(804,731)

Distributions:
Net Investment Income:
Class A Shares	(1,405,373)	(2,098,175)	—	—
Class C Shares	(727,097)	(665,415)	—	—
Class I Shares	(8,782,647)	(15,576,929)	—	—
Class R6 Shares	(8,433)	—	—	—
In excess of net investment income:
Class A Shares	(2,105,249)	(714,595)	—	—
Class C Shares	(1,089,191)	(226,627)	—	—
Class I Shares	(13,156,404)	(5,305,181)	—	—
Class R6 Shares	(12,633)	—	—	—
Net realized gains:
Class A Shares	—	—	(260,339)	(75,096)
Class C Shares	—	—	(4,603)	(1,091)
Class I Shares	—	—	(53,401)	(11,864)
Class F Shares	—	—	(677,780)	(359,521)
Return of capital:
Class A Shares	(7,017,292)	(7,015,157)	—	—
Class C Shares	(3,630,533)	(4,987,653)	—	—
Class I Shares	(43,853,410)	(44,234,859)	—	—
Class R6 Shares	(42,108)	—	—	—

Change in Net Assets resulting from distributions	(81,830,370)	(80,824,591)	(996,123)	(447,572)

Capital Transactions:
Class A Shares
Proceeds from shares issued	123,435,869	187,448,067	3,677,749	3,471,761
Dividends reinvested	10,027,453	9,451,803	260,339	75,096
Value of shares redeemed	(96,578,112)	(120,329,007)	(1,107,474)	(61,101)

Class A Shares capital transactions	36,885,210	76,570,863	2,830,614	3,485,756

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	MLP & Energy Infrastructure Fund		Tactical Plus Fund
	For the Year Ended December 31, 2016(a)(b)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016(c)	For the Year Ended December 31, 2015
Class C Shares
Proceeds from shares issued	$14,416,540	$45,787,217	$882,709	$53,800
Dividends reinvested	5,387,214	5,834,883	4,603	1,091
Value of shares redeemed	(23,315,730)	(44,973,982)	(357,918)	(7,020)

Class C Shares capital transactions	(3,511,976)	6,648,118	529,394	47,871

Class I Shares
Proceeds from shares issued	558,711,180	1,234,446,912	1,773,932	1,631,617
Dividends reinvested	60,715,465	58,366,806	53,401	11,864
Value of shares redeemed	(365,055,065)	(1,008,865,088)	(455,762)	(1,583,435)

Class I Shares capital transactions	254,371,580	283,948,630	1,371,571	60,046

Class F Shares
Proceeds from shares issued	—	—	3,541,824	3,002,429
Dividends reinvested	—	—	677,781	359,521
Value of shares redeemed	—	—	(3,948,324)	(16,381,818)

Class F Shares capital transactions	—	—	271,281	(13,019,868)

Class R6 Shares
Proceeds from shares issued	2,164,562	—	—	—
Dividends reinvested	63,174	—	—	—
Value of shares redeemed	(216,241)	—	—	—

Class R6 Shares capital transactions	2,011,495	—	—	—

Change in Net Assets resulting from capital transactions	289,756,309	367,167,611	5,002,860	(9,426,195)

Change in Net Assets	$636,095,618	$(581,200,052)	$5,435,988	$(10,678,498)
Net Assets:
Beginning of period	894,013,022	1,475,213,074	20,572,198	31,250,696

End of period	$1,530,108,640	$894,013,022	$26,008,186	$20,572,198

Accumulated net investment income (loss)	$(70,782,737)	$(33,239,028)	$(275,621)	$(323,970)

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Statements of Changes in Net Assets, continued

	MLP & Energy Infrastructure Fund		Tactical Plus Fund
	For the Year Ended December 31, 2016(a)(b)	For the Year Ended December 31, 2015	For the Year Ended December 31, 2016(c)	For the Year Ended December 31, 2015
Share Transactions:
Class A Shares
Issued	15,988,419	15,770,292	335,224	307,091
Reinvested	1,368,876	829,859	22,777	6,657
Redeemed	(12,679,974)	(12,008,848)	(101,510)	(5,311)

Change in Class A Shares	4,677,321	4,591,303	256,491	308,437

Class C Shares
Issued	1,903,844	4,239,493	78,709	4,762
Reinvested	741,369	508,091	409	98
Redeemed	(3,043,696)	(4,823,552)	(31,870)	(651)

Change in Class C Shares	(398,483)	(75,968)	47,248	4,209

Class I Shares
Issued	75,736,769	118,290,352	153,955	142,867
Reinvested	8,187,781	5,120,563	4,656	1,050
Redeemed	(50,116,391)	(112,429,383)	(40,391)	(138,680)

Change in Class I Shares	33,808,159	10,981,532	118,220	5,237

Class F Shares
Issued	—	—	320,117	262,628
Reinvested	—	—	58,820	31,676
Redeemed	—	—	(356,256)	(1,434,620)

Change in Class F Shares	—	—	22,681	(1,140,316)

Class R6 Shares
Issued	260,350	—	—	—
Reinvested	7,643	—	—	—
Redeemed	(25,744)	—	—	—

Change in Class R6 Shares	242,249	—	—	—

(a)	Salient MLP & Energy Infrastructure Class R6 commenced operations on January 4, 2016.
(b)	Prior to May 1, 2016, Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund II.
(c)	Prior to May 1, 2016, Salient Tactical Plus Fund was known as Salient Broadmark Tactical Plus Fund.
(d)

At and prior to December 31, 2015, Salient Tactical Plus Fund presented realized gain(loss) by investment type. This change in presentation was made to conform to industry standards and had no effect on the Fund’s change in net assets.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Adaptive Growth Fund (Consolidated)

Class A	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Period ended December 31, 2012(b)
Net Asset Value, beginning of period	$7.06	$9.09	$9.07	$10.16	$9.94
Investment Activities:
Net investment income (loss)(c)	(0.15)	(0.13)	(0.14)	(0.14)	(0.07)
Net realized and unrealized gain (loss) on investments	1.14	(0.89)	1.38	(0.35)	0.32

Total from Investment Activities	0.99	(1.02)	1.24	(0.49)	0.25

Distributions to Shareholders From:
Net investment income	(0.20)	—	—	—	—
Net realized gain on investments	(1.02)	(1.01)	(1.22)	(0.60)	(0.03)

Total Distributions	(1.22)	(1.01)	(1.22)	(0.60)	(0.03)

Net Asset Value, End of Period	$6.83	$7.06	$9.09	$9.07	$10.16

Total Return(d)	14.13%	(11.18)%	13.58%	(4.78)%	2.53%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$3,465	$5,213	$4,748	$5,409	$4,018
Ratios to Average Net Assets:
Gross expenses(e)	1.89%	1.68%	1.64%	1.84%	1.92%
Net expenses(e)(f)	1.64%	1.58%	1.60%	1.60%	1.61%
Net investment income (loss)(e)	(1.87)%	(1.46)%	(1.41)%	(1.45)%	(1.59)%
Portfolio turnover(g)	0%	0%	0%	0%	0%

(a)	Prior to May 1, 2016, Salient Adaptive Growth Fund was known as Salient Risk Parity Fund.
(b)	Commenced operations on November 15, 2012.
(c)	Calculated based on average shares outstanding.
(d)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(e)	Annualized for periods less than one year.
(f)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Adaptive Growth Fund (Consolidated)

Class C	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Period ended December 31, 2012(b)
Net Asset Value, beginning of period	$6.84	$8.91	$8.97	$10.13	$10.12
Investment Activities:
Net investment income (loss)(c)	(0.20)	(0.19)	(0.21)	(0.22)	(0.09)
Net realized and unrealized gain (loss) on investments	1.07	(0.87)	1.37	(0.34)	0.13

Total from Investment Activities	0.87	(1.06)	1.16	(0.56)	0.04

Distributions to Shareholders From:
Net investment income	(0.13)	—	—	—	—
Net realized gain on investments	(1.02)	(1.01)	(1.22)	(0.60)	(0.03)

Total Distributions	(1.15)	(1.01)	(1.22)	(0.60)	(0.03)

Net Asset Value, End of Period	$6.56	$6.84	$8.91	$8.97	$10.13

Total Return(d)	12.87%	(11.86)%	12.84%	(5.49)%	0.41%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$1,961	$2,349	$2,516	$1,319	$363
Ratios to Average Net Assets:
Gross expenses(e)	2.67%	2.43%	2.38%	2.59%	2.67%
Net expenses(e)(f)	2.39%	2.33%	2.35%	2.35%	2.36%
Net investment income (loss)(e)	(2.58)%	(2.20)%	(2.16)%	(2.20)%	(2.34)%
Portfolio turnover(g)	0%	0%	0%	0%	0%

(a)	Prior to May 1, 2016, Salient Adaptive Growth Fund was known as Salient Risk Parity Fund.
(b)	Commenced operations on October 1, 2012.
(c)	Calculated based on average shares outstanding.
(d)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(e)	Annualized for periods less than one year.
(f)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Adaptive Growth Fund (Consolidated)

Class I	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Period ended December 31, 2012(b)
Net Asset Value, beginning of period	$7.14	$9.15	$9.09	$10.16	$10.00
Investment Activities:
Net investment income (loss)(c)	(0.11)	(0.11)	(0.11)	(0.12)	(0.06)
Net realized and unrealized gain (loss) on investments	1.12	(0.89)	1.39	(0.35)	0.25

Total from Investment Activities	1.01	(1.00)	1.28	(0.47)	0.19

Distributions to Shareholders From:
Net investment income	(0.21)	—	—	—	—
Net realized gain on investments	(1.02)	(1.01)	(1.22)	(0.60)	(0.03)

Total Distributions	(1.23)	(1.01)	(1.22)	(0.60)	(0.03)

Net Asset Value, End of Period	$6.92	$7.14	$9.15	$9.09	$10.16

Total Return(d)	14.29%	(10.88)%	13.99%	(4.59)%	1.91%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$49,975	$48,988	$85,426	$95,156	$108,199
Ratios to Average Net Assets:
Gross expenses(e)	1.67%	1.42%	1.38%	1.59%	1.67%
Net expenses(e)(f)	1.39%	1.33%	1.35%	1.35%	1.36%
Net investment income (loss)(e)	(1.32)%	(1.20)%	(1.16)%	(1.20)%	(1.34)%
Portfolio turnover(g)	0%	0%	0%	0%	0%

(a)	Prior to May 1, 2016, Salient Adaptive Growth Fund was known as Salient Risk Parity Fund.
(b)	Commenced operations on July 9, 2012.
(c)	Calculated based on average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Trend Fund (Consolidated)

Class A	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period ended December 31, 2013(a)
Net Asset Value, beginning of period	$11.25	$11.90	$11.04	$10.64
Investment Activities:
Net investment income (loss)(b)	(0.17)	(0.20)	(0.16)	(0.17)
Net realized and unrealized gain (loss) on investments	(2.30)	0.14	1.69	1.71

Total from Investment Activities	(2.47)	(0.06)	1.53	1.54

Distributions to Shareholders From:
Net investment income	(0.58)	(0.08)	—	(0.34)
Net realized gain on investments	—	(0.51)	(0.67)	(0.80)

Total Distributions	(0.58)	(0.59)	(0.67)	(1.14)

Net Asset Value, End of Period	$8.20	$11.25	$11.90	$11.04

Total Return(c)	(21.94)%	(0.52)%	13.92%	14.73%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$2,996	$3,700	$4,934	$2,849
Ratios to Average Net Assets:
Gross expenses(d)	1.94%	2.09%	1.99%	1.98%
Net expenses(d)(e)	1.69%	1.80%	1.73%	1.62%
Net investment income (loss)(d)	(1.67)%	(1.70)%	(1.58)%	(1.52)%
Portfolio turnover(f)	0%	0%	0%	0%

(a)	Commenced operations on March 28, 2013.
(b)	Calculated based on average shares outstanding.
(c)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(d)	Annualized for periods less than one year.
(e)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Trend Fund (Consolidated)

Class C	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period ended December 31, 2013(a)
Net Asset Value, beginning of period	$11.05	$11.74	$10.98	$10.64
Investment Activities:
Net investment income (loss)(b)	(0.25)	(0.28)	(0.23)	(0.23)
Net realized and unrealized gain (loss) on investments	(2.23)	0.14	1.66	1.69

Total from Investment Activities	(2.48)	(0.14)	1.43	1.46

Distributions to Shareholders From:
Net investment income	(0.46)	(0.04)	—	(0.32)
Net realized gain on investments	—	(0.51)	(0.67)	(0.80)

Total Distributions	(0.46)	(0.55)	(0.67)	(1.12)

Net Asset Value, End of Period	$8.11	$11.05	$11.74	$10.98

Total Return(c)	(22.43)%	(1.21)%	13.08%	13.96%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$350	$800	$29	$116
Ratios to Average Net Assets:
Gross expenses(d)	2.68%	2.86%	2.75%	2.73%
Net expenses(d)(e)	2.44%	2.55%	2.48%	2.37%
Net investment income (loss)(d)	(2.42)%	(2.47)%	(2.34)%	(2.27)%
Portfolio turnover(f)	0%	0%	0%	0%

(a)	Commenced operations on March 28, 2013.
(b)	Calculated based on average shares outstanding.
(c)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(d)	Annualized for periods less than one year.
(e)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Trend Fund (Consolidated)

Class I	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period ended December 31, 2013(a)
Net Asset Value, beginning of period	$11.26	$11.91	$11.02	$10.00
Investment Activities:
Net investment income (loss)(b)	(0.15)	(0.17)	(0.13)	(0.14)
Net realized and unrealized gain (loss) on investments	(2.28)	0.14	1.69	2.34

Total from Investment Activities	(2.43)	(0.03)	1.56	2.20

Distributions to Shareholders From:
Net investment income	(0.61)	(0.11)	—	(0.38)
Net realized gain on investments	—	(0.51)	(0.67)	(0.80)

Total Distributions	(0.61)	(0.62)	(0.67)	(1.18)

Net Asset Value, End of Period	$8.22	$11.26	$11.91	$11.02

Total Return(c)	(21.58)%	(0.33)%	14.21%	22.24%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$37,499	$55,306	$38,290	$72,325
Ratios to Average Net Assets:
Gross expenses(d)	1.69%	1.84%	1.74%	1.73%
Net expenses(d)(e)	1.44%	1.55%	1.48%	1.37%
Net investment income (loss)(d)	(1.41)%	(1.46)%	(1.33)%	(1.27)%
Portfolio turnover(f)	0%	0%	0%	0%

(a)	Commenced operations on January 2, 2013.
(b)	Calculated based on average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

MLP & Energy Infrastructure Fund

Class A	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014(b)		Year Ended December 31, 2013(b)		Period ended December 31, 2012(b)(c)
Net Asset Value, beginning of period	$7.08	$13.31	$12.77		$10.02		$10.09
Investment Activities:
Net investment income (loss)(d)	0.08	0.11	0.05		(0.05)		0.00	(e)
Net realized and unrealized gain (loss) on investments	2.71	(5.76)	1.03		3.29		(0.07)

Total from Investment Activities	2.79	(5.65)	1.08		3.24		(0.07)

Distributions to Shareholders From:
Net investment income	(0.19)	(0.17)	(0.10)		(0.16)		—
Return of capital	(0.37)	(0.41)	(0.44)		(0.33)		—

Total Distributions	(0.56)	(0.58)	(0.54)		(0.49)		—

Net Asset Value, End of Period	$9.31	$7.08	$13.31		$12.77		$10.02

Total Return(f)	41.90%	(44.10)%	8.35%		33.14%		(0.69)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$210,688	$127,069	$177,820		$147,626		$2,225
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit)(g)	1.51%	1.28%	1.59	%(h)	2.65%		6.52%
Net expenses (including tax expense/benefit)(g)	1.51%	1.28%	1.65%		2.49	%(i)	1.82	%(i)
Net expenses (excluding tax expense/benefit)(g)	1.44%	1.45%	1.48%		1.60	%(i)	1.60	%(i)
Net investment income (loss)(g)	0.98%	1.02%	0.36%		(0.41)%		(0.13)%
Portfolio turnover(j)	23%	39%	19%		64%		15%

(a)	Prior to May 1, 2016, Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund II.
(b)	Presented on a consolidated basis.
(c)	Commenced operations on December 21, 2012.
(d)	Calculated based on average shares outstanding.
(e)	Represents less than $0.005 or $(0.005).
(f)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(g)	Annualized for periods less than one year.
(h)	The gross operating expenses are the expenses before reimbursement to the MLP Energy & Infrastructure Fund or recoupment by the Advisor.
(i)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(j)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

MLP & Energy Infrastructure Fund

Class C	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014(b)		Period ended December 31, 2013(b)(c)
Net Asset Value, beginning of period	$7.04	$13.23	$12.72		$10.40
Investment Activities:
Net investment income (loss)(d)	0.02	0.03	(0.05)		(0.13)
Net realized and unrealized gain (loss) on investments	2.69	(5.73)	1.02		2.90

Total from Investment Activities	2.71	(5.70)	0.97		2.77

Distributions to Shareholders From:
Net investment income	(0.16)	(0.08)	(0.08)		(0.16)
Return of capital	(0.33)	(0.41)	(0.38)		(0.29)

Total Distributions	(0.49)	(0.49)	(0.46)		(0.45)

Net Asset Value, End of Period	$9.26	$7.04	$13.23		$12.72

Total Return(e)	40.66%	(44.50)%	7.53%		27.13%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$99,130	$78,112	$147,885		$37,527
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit)(f)	2.30%	2.06%	2.34	%(g)	3.40%
Net expenses (including tax expense/benefit)(f)	2.30%	2.06%	2.40%		3.24	%(h)
Net expenses (excluding tax expense/benefit)(f)	2.23%	2.20%	2.23%		2.35	%(h)
Net investment income (loss)(f)	0.22%	0.29%	(0.39)%		(1.16)%
Portfolio turnover(i)	23%	39%	19%		64%

(a)	Prior to May 1, 2016, Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund II.
(b)	Presented on a consolidated basis.
(c)	Commenced operations on January 8, 2013.
(d)	Calculated based on average shares outstanding.
(e)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(f)	Annualized for periods less than one year.
(g)	The gross operating expenses are the expenses before reimbursement to the MLP Energy & Infrastructure Fund or recoupment by the Advisor.
(h)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(i)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

MLP & Energy Infrastructure Fund

Class I	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014(b)		Year Ended December 31, 2013(b)		Period ended December 31, 2012(b)(c)
Net Asset Value, beginning of period	$7.07	$13.29	$12.76		$10.02		$10.00
Investment Activities:
Net investment income (loss)(d)	0.08	0.15	0.09		(0.02)		0.00	(e)
Net realized and unrealized gain (loss) on investments	2.72	(5.76)	1.02		3.29		0.14

Total from Investment Activities	2.80	(5.61)	1.11		3.27		0.14

Distributions to Shareholders From:
Net investment income	(0.20)	(0.20)	(0.11)		(0.18)		0.00	(e)
Return of capital	(0.39)	(0.41)	(0.47)		(0.35)		(0.12)

Total Distributions	(0.59)	(0.61)	(0.58)		(0.53)		(0.12)

Net Asset Value, End of Period	$9.28	$7.07	$13.29		$12.76		$10.02

Total Return(f)	42.08%	(43.95)%	8.56%		33.46%		1.47%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$1,218,042	$688,832	$1,149,509		$323,880		$38,190
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit)(g)	1.33%	1.04%	1.34	%(h)	2.40%		6.27%
Net expenses (including tax expense/benefit)(g)	1.33%	1.04%	1.40%		2.24	%(i)	1.57	%(i)
Net expenses (excluding tax expense/benefit)(g)	1.26%	1.20%	1.23%		1.35	%(i)	1.35	%(i)
Net investment income (loss)(g)	1.03%	1.31%	0.61%		(0.16)%		0.12%
Portfolio turnover(j)	23%	39%	19%		64%		15%

(a)	Prior to May 1, 2016, Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund II.
(b)	Presented on a consolidated basis.
(c)	Commenced operations on September 19, 2012.
(d)	Calculated based on average shares outstanding.
(e)	Represents less than $0.005 or $(0.005).
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	The gross operating expenses are the expenses before reimbursement to the MLP Energy & Infrastructure Fund or recoupment by the Advisor.
(i)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(j)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated.

MLP & Energy Infrastructure Fund

Class R6	Period ended December 31, 2016(a)(b)
Net Asset Value, beginning of period	$7.12
Investment Activities:
Net investment income (loss)(c)	0.01
Net realized and unrealized gain (loss) on investments	2.74

Total from Investment Activities	2.75

Distributions to Shareholders From:
Net investment income	(0.20)
Return of capital	(0.39)

Total Distributions	(0.59)

Net Asset Value, End of Period	$9.28

Total Return(d)	41.16%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$2,249
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit)(e)	1.20%
Net expenses (including tax expense/benefit)(e)	1.20%
Net expenses (excluding tax expense/benefit)(e)	1.13%
Net investment income (loss)(e)	0.11%
Portfolio turnover(f)	23%

(a)	Commenced operations on January 4, 2016.
(b)	Prior to May 1, 2016, Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund II.
(c)	Calculated based on average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Tactical Plus Fund

Class A	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Period ended December 31, 2014(b)
Net Asset Value, beginning of period	$11.30	$11.86	$12.29
Investment Activities:
Net investment income (loss)(c)	(0.18)	(0.22)	0.04
Net realized and unrealized gain (loss) on investments	0.81	(0.09)	(0.29)

Total from Investment Activities	0.63	(0.31)	(0.25)

Distributions to Shareholders From:
Net realized gain on investments	(0.48)	(0.25)	(0.18)

Total Distributions	(0.48)	(0.25)	(0.18)

Net Asset Value, End of Period	$11.45	$11.30	$11.86

Total Return(d)	5.58%	(2.59)%	(2.06)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$6,471	$3,489	$3
Ratios to Average Net Assets:
Gross expenses(e)	3.12%	4.04%	519.72%
Net expenses(e)(f)	2.05%	2.05%	2.05%
Net investment income (loss)(e)	(1.65)%	(1.93)%	6.90%
Portfolio turnover(g)	4,668%	146%	0%

(a)	Prior to May 1, 2016, Salient Tactical Plus Fund was known as Salient Broadmark Tactical Plus Fund.
(b)

Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

(c)	Calculated based on average shares outstanding.
(d)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(e)	Annualized for periods less than one year.
(f)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Tactical Plus Fund

Class C	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Period ended December 31, 2014(b)
Net Asset Value, beginning of period	$11.21	$11.86	$12.29
Investment Activities:
Net investment income (loss)(c)	(0.26)	(0.30)	0.03
Net realized and unrealized gain (loss) on investments	0.79	(0.10)	(0.28)

Total from Investment Activities	0.53	(0.40)	(0.25)

Distributions to Shareholders From:
Net realized gain on investments	(0.48)	(0.25)	(0.18)

Total Distributions	(0.48)	(0.25)	(0.18)

Net Asset Value, End of Period	$11.26	$11.21	$11.86

Total Return(d)	4.73%	(3.35)%	(2.06)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$582	$50	$3
Ratios to Average Net Assets:
Gross expenses(e)	22.24%	97.09%	454.38%
Net expenses(e)(f)	2.80%	2.80%	2.80%
Net investment income (loss)(e)	(2.40)%	(2.69)%	6.03%
Portfolio turnover(g)	4,668%	146%	0%

(a)	Prior to May 1, 2016, Salient Tactical Plus Fund was known as Salient Broadmark Tactical Plus Fund.
(b)

Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

(c)	Calculated based on average shares outstanding.
(d)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(e)	Annualized for periods less than one year.
(f)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Tactical Plus Fund

Class I	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Period ended December 31, 2014(b)
Net Asset Value, beginning of period	$11.32	$11.86	$12.29
Investment Activities:
Net investment income (loss)(c)	(0.16)	(0.19)	0.04
Net realized and unrealized gain (loss) on investments	0.81	(0.10)	(0.29)

Total from Investment Activities	0.65	(0.29)	(0.25)

Distributions to Shareholders From:
Net realized gain on investments	(0.48)	(0.25)	(0.18)

Total Distributions	(0.48)	(0.25)	(0.18)

Net Asset Value, End of Period	$11.49	$11.32	$11.86

Total Return(d)	5.74%	(2.42)%	(2.06)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$1,905	$539	$503
Ratios to Average Net Assets:
Gross expenses(e)	5.70%	7.03%	819.13%
Net expenses(e)(f)	1.80%	1.80%	1.80%
Net investment income (loss)(e)	(1.40)%	(1.71)%	7.03%
Portfolio turnover(g)	4,668%	146%	0%

(a)	Prior to May 1, 2016, Salient Tactical Plus Fund was known as Salient Broadmark Tactical Plus Fund.
(b)

Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

(c)	Calculated based on average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(g)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Tactical Plus Fund

Class F	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Period Ended December 31, 2014(b)(c)	Year Ended November 30, 2014(c)	Period Ended November 30, 2013(c)(d)
Net Asset Value, beginning of period	$11.37	$11.86	$12.29	$11.66	$10.00
Investment Activities:
Net investment income (loss)(e)	(0.12)	(0.16)	0.04	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	0.80	(0.08)	(0.29)	1.03	1.67

Total from Investment Activities	0.68	(0.24)	(0.25)	0.97	1.66

Distributions to Shareholders From:
Net realized gain on investments	(0.48)	(0.25)	(0.18)	(0.34)	—

Total Distributions	(0.48)	(0.25)	(0.18)	(0.34)	—

Net Asset Value, End of Period	$11.57	$11.37	$11.86	$12.29	$11.66

Total Return(f)	5.98%	(2.00)%	(2.06)%	8.53%	16.60%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$17,050	$16,495	$30,743	$17,779	$9,789
Ratios to Average Net Assets:
Gross expenses(g)	2.62%	2.68%	4.18%	3.09%	29.89%
Net expenses(g)(h)	1.49%	1.49%	1.53%	1.49%	1.49%
Net investment income (loss)(g)	(1.09)%	(1.40)%	3.56%	(0.54)%	(0.74)%
Portfolio turnover(i)	4,668%	146%	0%	153%	1,814%

(a)	Prior to May 1, 2016, Salient Tactical Plus Fund was known as Salient Broadmark Tactical Plus Fund.
(b)

Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 12, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

(c)	The Institutional Class was part of the predecessor Broadmark Tactical Plus Fund and was reorganized into Class F on December 15, 2014.
(d)	Commenced operations on December 31, 2012.
(e)	Calculated based on average shares outstanding.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.
(i)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

SALIENT MF TRUST

Notes to Financial Statements

December 31, 2016

(1) ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2016, the Trust is comprised of four funds. The accompanying financial statements are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Adaptive Growth Fund	Adaptive Growth Fund	July 9, 2012
Salient Trend Fund	Trend Fund	January 2, 2013
Salient MLP & Energy Infrastructure Fund	MLP Energy Fund	September 19, 2012
Salient Tactical Plus Fund	Tactical Plus Fund	December 15, 2014

Adaptive Growth Fund (prior to May 1, 2016 Salient Risk Parity Fund), Trend Fund, and MLP Energy Fund (prior to May 1, 2016 Salient MLP & Energy Infrastructure Fund II) are each classified as non-diversified under the 1940 Act. Tactical Plus Fund (prior to May 1, 2016 Salient Broadmark Tactical Plus Fund) is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer Class A, Class C, and Class I shares. Additionally, MLP Energy Fund offers R6 shares and Tactical Plus Fund offers Class F Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses, sales charges, distribution, and exclusive rights to vote on matters affecting only individual classes. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares, Class F Shares and Class R6 Shares of the Funds.

Adaptive Growth Fund’s investment objective is to seek long term capital appreciation by constructing a portfolio that invests primarily in futures contracts and other financially-linked derivatives, as well as exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) in order to gain exposure to global equity markets, global interest rate markets, global credit markets, and global commodity markets. Trend Fund’s investment objective is to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures by constructing a portfolio that invests both long and short primarily in futures contracts, equities, debt instruments, ETFs, ETNs and other financially-linked derivatives and instruments in order to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. MLP Energy Fund’s investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its shareholders. Tactical Plus Fund’s investment objective is to produce, in any market environment, above-average risk adjusted returns and less downside volatility than the S&P 500 Index. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment advisor, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Advisor”) for Adaptive Growth Fund, Trend Fund, and Tactical Plus Fund and Salient Capital Advisors, LLC (“SCA”) for MLP Energy Fund to manage each Fund’s portfolio and operations. Salient Advisor is a Texas limited partnership that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodity Futures Trading Commission (the

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2016

“CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act and the CFTC as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. Under the Investment Management Agreement, Salient Advisor and SCA are responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board. Broadmark Asset Management LLC (the “Sub-Advisor”) serves as the subadvisor to Tactical Plus Fund.

Under the Trust’s organizational document, the Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Trust and/or the Funds. However, based on experience, management expects that risk of loss to be remote.

Salient Adaptive Growth Offshore Fund, Ltd. (prior to May 1, 2016 Salient Risk Parity Offshore Fund, Ltd.) (the “Adaptive Growth Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. Adaptive Growth Subsidiary is wholly-owned by Adaptive Growth Fund, and is therefore consolidated in Adaptive Growth Fund’s consolidated financial statements. Adaptive Growth Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. Adaptive Growth Fund invests in Adaptive Growth Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Adaptive Growth Fund” includes both Adaptive Growth Fund and Adaptive Growth Subsidiary.

Salient Trend Offshore Fund, Ltd. (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. Trend Subsidiary is wholly-owned by Trend Fund, and is therefore consolidated in Trend Fund’s consolidated financial statements. Trend Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. Trend Fund invests in Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both Trend Fund and Trend Subsidiary.

MLP Energy Fund may have invested up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). MLP Subsidiary, which was wholly-owned by MLP Energy Fund, and therefore consolidated in MLP Energy Fund’s consolidated financial statements, was organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. MLP Subsidiary was formed on September 19, 2012, and had been consolidated since its formation until its liquidation in September 2014. MLP Energy Fund invested in MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Energy Fund” includes both MLP Energy Fund and MLP Subsidiary. In July, 2014, SCA made the decision to liquidate MLP Subsidiary and simultaneously transfer the investments held to MLP Energy Fund. The orderly liquidation was completed on September 2, 2014. As such, MLP Energy Fund is presented on an individual fund basis. See note 4 for additional tax disclosures related to the transfer of investments held by MLP Subsidiary to MLP Energy Fund.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2016

Tactical Plus Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis.

For convenience, reference to the financial statements shall include those consolidated and on an individual fund basis, as the context requires.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying financial statements reflect the financial positions of Adaptive Growth Fund and Adaptive Growth Subsidiary, Trend Fund and Trend Subsidiary and the results of their operations, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. MLP Energy Fund and Tactical Plus Fund are presented on an individual fund basis. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has authorized Salient Advisor and SCA to each establish a valuation committee (the “Advisor Valuation Committee”), which includes representatives from each Fund’s investment advisor. The Advisor Valuation Committee’s function, subject to the oversight of the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by Salient Advisor, SCA, or ALPS Fund Services, Inc., the Funds’ independent administrator (the “Administrator”).

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2016

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board. Investments held by the Funds are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the board. As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the valuation date, or if there is no sale on the valuation date, at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the board. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1 in the fair value hierarchy. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Advisor Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Advisor Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures contracts are generally categorized as Level 2 in the fair value hierarchy.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs utilized in determining the value of such securities.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2016

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask price of the posted market on the exchange on which they are listed and are typically categorized as Level 1 in the fair value hierarchy. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Swaptions are traded on an over-the-counter market, and are generally valued using quotations from an approved independent pricing service. If no such quotation is available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swaption) and an attempt is made to obtain at least one other broker quote on the valuation date. If there is a significant discrepancy between the counterparty and the other available broker quote, the Advisor will attempt to obtain third party pricing service information if available. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such swaptions in good faith using information that is available at such time. Such fair valued swaptions are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2016

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

OTHER—Investments in open-end RICs that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Advisor Valuation Committee, in consultation with the Administrator or the advisor, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as Master Limited Partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. MLP Energy Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2016

mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. MLP Energy Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

MLP Energy Fund may invest up to 15% of its total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by SCA based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

As of December 31, 2016, MLP Energy Fund did not hold restricted securities.

(h) INVESTMENT INCOME

Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions received from a Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLP.

(i) ALLOCATIONS

Expenses directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust not directly related to a Fund are prorated to each Fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that for Tactical Plus Fund, each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, printing and 12b-1 fees. Fees provided under a distribution (Rule 12b-1 of the 1940 Act) plan and administrative service fees paid to intermediaries or financial institutions for a particular class of a Fund are charged to the expenses of such class.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2016

(j) USE OF ESTIMATES

The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

(k) DERIVATIVE INSTRUMENTS

The Funds may invest in derivatives in order to meet their investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period-end are presented in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—Adaptive Growth Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—Adaptive Growth Fund, Trend Fund, and Tactical Plus Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

OPTIONS—MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Tactical Plus Fund may purchase and write put and call options on broad-based stock indices and on individual securities as part of its investment strategy and for hedging purposes. Adaptive Growth Fund may purchase and write options, including swaptions, as part of its investment strategy.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2016

Options are secured by investments, as detailed in the Funds’ Schedules of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. A put option gives the holder of such put option the right to sell the underlying security to the writer of such put option at a specified price at any time during the term of the option. When purchasing options, the Funds pay a premium which is recorded as the cost basis of the option and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When Funds write an option, an amount equal to the net premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.

Adaptive Growth Fund had the following transactions in swaptions during the year ended December 31, 2016:

Adaptive Growth Fund

	Notional Value	Premiums Paid
Swaptions outstanding at December 31, 2015	$85,280,130	$8,942,014

Swaptions purchased	330,325,449	35,265,057
Swaptions closed	(343,881,164)	(36,119,330)

Swaptions outstanding at December 31, 2016	$71,724,415	$8,087,741

MLP Energy Fund had the following transactions in written call options during the year ended December 31, 2016:

MLP Energy Fund

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2015	—	$—

Options written	343,211	18,781,696
Options exercised	(42,183)	(3,203,498)
Options expired	(154,445)	(6,602,492)
Options closed	(121,801)	(7,119,152)

Options outstanding at December 31, 2016	24,782	$1,856,554

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2016

Tactical Plus Fund had the following transactions in purchased put options during the year ended December 31, 2016:

Tactical Plus Fund

	Number of Contracts	Premiums Paid
Options outstanding at December 31, 2015	—	$—

Options purchased	12,786	6,775,237
Options exercised	(137)	(49,580)
Options expired	(5,541)	(860,606)
Options closed	(6,215)	(5,721,893)

Options outstanding at December 31, 2016	893	$143,158

Tactical Plus Fund had the following transactions in written call options during the year ended December 31, 2016:

Tactical Plus Fund

	Number of Contracts	Premiums Received
Options Outstanding at December 31, 2015	—	$—

Options written	2,857	1,289,953
Options exercised	(27)	(8,883)
Options expired	(347)	(151,338)
Options closed	(2,050)	(1,104,598)

Options outstanding at December 31, 2016	433	$25,134

SWAP AGREEMENTS—As of December 31, 2016, Adaptive Growth Fund and Trend Fund invested in total return swap agreements in accordance with their investment objectives to gain exposure to a variety of nontraditional risk premiums.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

Total return swaps are subject to counterparty risk, market risk and interest rate risk. Total return swaps utilized by the Funds may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Funds consider the

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2016

creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the advisor believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates. The Funds may use various techniques to minimize credit risk including early termination or periodic reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for total return swaps.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of December 31, 2016, and where such derivatives are recorded:

	Assets				Liabilities
Fund	Fair Value of Swaptions Contracts	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Variation Margin on Futures Contracts^	Unrealized Gain on Swap Agreements	Variation Margin on Futures Contracts^	Fair Value of Written Option Contracts
Commodity Risk Exposure:
Adaptive Growth Fund	$—	$—	$235,977	$—	$1,257,285	$—
Trend Fund	—	—	1,006,359	—	2,649,335	—
Credit Risk Exposure:
Adaptive Growth Fund	8,537,225	—	—	—	—	—
Equity Risk Exposure:
Adaptive Growth Fund	—	—	386,975	11,047	194,939	—
Trend Fund	—	—	302,952	4,143	334,580	—
MLP Energy Fund	—	—	—	—	—	3,784,988
Tactical Plus Fund	—	—	—	—	21,093	15,195
Foreign Exchange Rate Risk Exposure:
Adaptive Growth Fund	—	207,626	—	—	—	—
Interest Rate Risk Exposure:
Adaptive Growth Fund	—	—	401,809	—	32,619	—
Trend Fund	—	—	562,959	—	264,248	—

^

Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments. Only current outstanding variation margin is reported in the Statements of Assets and Liabilities.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2016

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2016:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations
Fund	Net Realized Gains (Losses) on Investments*	Net Realized Gains (Losses) from Forward Foreign Currency Exchange Contracts	Net Realized Gains (Losses) from Written Options Contracts	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements
Commodity Risk Exposure:
Adaptive Growth Fund	$—	$—	$—	$2,114,021	$—
Trend Fund	—	—	—	(8,768,719)	—
Credit Risk Exposure:
Adaptive Growth Fund	1,820,680	—	—	—	—
Equity Risk Exposure:
Adaptive Growth Fund	—	—	—	(446,332)	285,978
Trend Fund	—	—	—	(6,299,368)	(375,702)
MLP Energy Fund	—	—	6,813,846	—	—
Tactical Plus Fund	(1,156,006)	—	(21,101)	2,644,325	—
Foreign Exchange Rate Risk Exposure:
Adaptive Growth Fund	—	171,521	—	—	—
Interest Rate Risk Exposure:
Adaptive Growth Fund	—	—	—	4,583,314	—
Trend Fund	—	—	—	3,096,596	—
Tactical Plus Fund	—	—	—	44,880	—

	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized as a Result of Operations
Fund	Change in Unrealized Appreciation/ Depreciation on Investments*	Change in Unrealized Appreciation/ Depreciation on Forward Foreign Currency Exchange Contracts	Change in Unrealized Appreciation/ Depreciation on Written Options Contracts	Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Commodity Risk Exposure:
Adaptive Growth Fund	$—	$—	$—	$(714,667)	$—
Trend Fund	—	—	—	(1,625,297)	—
Credit Risk Exposure:
Adaptive Growth Fund	390,393	—	—	—	—
Equity Risk Exposure:
Adaptive Growth Fund	—	—	—	166,902	6,792
Trend Fund	—	—	—	127,274	(72,886)
MLP Energy Fund	—	—	(1,928,434)	—	—
Tactical Plus Fund	(38,803)	—	9,939	147,992	—
Foreign Exchange Rate Risk Exposure:
Adaptive Growth Fund	—	183,898	—	—	—
Interest Rate Risk Exposure:
Adaptive Growth Fund	—	—	—	397,325	—
Trend Fund	—	—	—	125,107	—

*	Includes purchased options contracts and swaptions contracts.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2016

As described above, the Funds utilized derivative instruments to achieve their investment objectives during the year ended December 31, 2016. The Funds may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar agreements with their derivative contract counterparties whereby the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the ISDA Master Agreements in place at December 31, 2016, the Funds are subject to master netting agreements that allow for amounts owed between each Fund and the counterparty to its transactions to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to or from different counterparties. At December 31, 2016, the Funds had one ISDA Master Agreements in place with Goldman Sachs for which master netting agreements (“MNA”) apply only to amounts owed in the same currency and in respect of the same transaction. In addition to the MNA with Goldman Sachs, MLP Energy Fund has an Institutional Listed Options Agreement in place with Morgan Stanley for which MNA applies. Tactical Plus Fund has a Prime Brokerage Agreement in place with Citigroup Global Markets, Incorporated for which MNA applies.

The following table provides additional disclosures regarding the derivative assets net of amounts available for offset under a MNA and net of the collateral received as of December 31, 2016:

Fund	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts of Assets^	Cash Collateral Received	Net Amount
Adaptive Growth Fund
Swap Agreements	$11,047	$–	$11,047	$–	$11,047
Purchased swaptions	8,537,225	–	8,537,225	–	8,537,225

Total swap agreements and purchased swaptions	$8,548,272	$–	$8,548,272	$–	$8,548,272

Forward Foreign Currency Exchange Contracts	$207,626	$–	$207,626	$–	$207,626

Total Forward Foreign Currency Exchange Contracts	$207,626	$–	$207,626	$–	$207,626

Trend Fund
Swap Agreements	$4,143	$–	$4,143	$–	$4,143

Total swap agreements	$4,143	$–	$4,143	$–	$4,143

^

Amounts for swap agreements, forward foreign currency exchange contracts and purchased swaptions are reflected in the Statements of Assets and Liabilities as Unrealized Gain on Swap Agreements, Unrealized Appreciation on Forward Foreign Currency Exchange Contracts and Investments at Fair Value, respectively.

SALIENT MF TRUST

Notes to Financial Statements, continued

December 31, 2016

The following table provides additional disclosures regarding the derivative liabilities net of amounts available for offset under a MNA and net of collateral pledged as of December 31, 2016:

Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts of Liabilities*	Financial Instruments Pledged	Cash Collateral Pledged	Net Amount
MLP Energy Fund
Written Options	$3,784,988	$–	$3,784,988	$3,784,988	$–	$–

Total written options	$3,784,988	$–	$3,784,988	$3,784,988	$–	$–

Tactical Plus Fund
Written Options	$15,195	$–	$15,195	$15,195	$–	$–

Total written options	$15,195	$–	$15,195	$15,195	$–	$–

*	Amounts for written options are reflected in the Statements of Assets and Liabilities as Written options, at fair value.

The following is a summary of the average monthly notional value of futures contracts, swap agreements and forward foreign currency exchange contacts purchased and sold by the Funds for the year ended December 31, 2016, as well as the notional amount of futures contracts, forward foreign currency exchange contracts and swap agreements outstanding as of December 31, 2016:

	Average Monthly Notional Value	Notional Value Outstanding at December 31, 2016
Adaptive Growth Fund
Futures contracts purchased	$170,068,030	$121,212,150
Futures contracts sold	6,287,448	6,229,011
Swaptions	82,581,362	71,724,415
Total return swap agreements	1,196,853	1,201,128
Forward foreign currency exchange contracts	5,941,743	4,632,180
Trend Fund
Futures contracts purchased	$170,301,325	$123,098,751
Futures contracts sold	83,674,405	81,454,544
Total return swap agreements	2,558,973	450,423
MLP & Energy Infrastructure Fund
Written call options	$67,698,601	$82,798,190
Tactical Plus Fund
Futures contracts purchased	$18,624,582	$12,677,750
Futures contracts sold	861,883	—
Written put options	6,849,298	8,776,539
Purchased put options	18,975,064	10,139,159

(l) DISTRIBUTION TO SHAREHOLDERS

Dividends to shareholders from net investment income, if any, are declared and distributed at least annually. Distributions from net realized capital gains, if any, are distributed annually and may include

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Notes to Financial Statements, continued

December 31, 2016

short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

For MLP Energy Fund, the character of distributions made during the year from net investment income or net capital gains may differ from its ultimate characterization for federal income tax purposes. For the year ended December 31, 2016, MLP Energy Fund’s distributions are expected to be comprised of approximately 67% return of capital.

The amount of distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain investments, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g., wash sales and differing treatment on certain investments) do not require a reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as return of capital.

(m) RETURN OF CAPITAL ESTIMATES

Distributions received from MLP Energy Fund’s investments in MLPs generally are comprised of income, capital gains and return of capital. MLP Energy Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended December 31, 2016, MLP Energy Fund estimated that approximately 100% of the MLP distributions received would be treated as a return of capital. MLP Energy Fund recorded as return of capital the amount of $43,142,245 of dividends and distributions received from its investments. Net realized gain was increased by $20,821,942 and change in net unrealized appreciation/depreciation was increased by $22,320,303 in the accompanying Statements of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments.

(n) FEDERAL AND OTHER TAXES

The Funds intend to continue to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

For the tax years ended 2013 through 2016, and for all major jurisdictions, management of the Funds has evaluated the tax positions taken or expected to be taken in the course of preparing their

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Notes to Financial Statements, continued

December 31, 2016

tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Funds upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2016, the Funds did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

Adaptive Growth Subsidiary and Trend Subsidiary (individually a “Subsidiary”, collectively the “Subsidiaries”) are exempted Cayman investment companies for tax purposes. The Subsidiaries have made applications to the Governor-in-Council of the Cayman Islands for, and have received, an undertaking exempting each Subsidiary from all local income, profits and capital gains taxes for a period of 20 years. Currently, no such taxes are levied in the Cayman Islands.

The Subsidiaries are Controlled Foreign Corporations (“CFCs”) for U.S. income tax purposes, and are therefore not subject to U.S. income tax. However, as wholly-owned CFCs, each Subsidiary’s net income and capital gains to the extent of their earnings and profits, are consolidated into Adaptive Growth Fund’s and Trend Fund’s investment companies taxable income, respectively.

For all open tax years and for all major jurisdictions, management of Adaptive Growth Subsidiary and Trend Subsidiary have concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months.

(o) CFTC REGULATION

The CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to MLP Energy Fund, SCA has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, MLP Energy Fund is not currently subject to registration or regulation as commodity pools under the CEA.

With respect to Adaptive Growth Fund and Trend Fund, Salient Advisor has not renewed, or with respect to Tactical Plus Fund, made an initial filing under CFTC Regulation 4.5 of the CEA. Salient Advisor meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools.

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Notes to Financial Statements, continued

December 31, 2016

(p) REFLOW TRANSACTIONS

Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Board has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2016 are recorded in the Statement of Operations, if applicable.

(q) SEC REGULATIONS

On October 13, 2016, the SEC amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

(3) FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

•

Level 1—unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

•	Level 2—investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3—investments with significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

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Notes to Financial Statements, continued

December 31, 2016

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value and there were no transfers between Levels 1, 2 or 3.

The following is a summary categorization of the Funds’ investments based upon the inputs utilized in determining the value of such investments as of December 31, 2016. The breakdown by category of equity securities is disclosed in the Schedules of Investments.

	Level 1		Level 2		Total
Fund Name	Investment Securities	Other Financial Instruments(a)	Investment Securities	Other Financial Instruments(a)	Investment Securities	Other Financial Instruments(a)
Adaptive Growth Fund
Swaptions	$—	$—	$8,537,225	$—	$8,537,225	$—
Futures Contracts	—	(460,082)	—	—	—	(460,082)
Total Return Swap Agreements	—	—	—	11,047	—	11,047
Forward Foreign Currency Exchange Contracts	—	—	—	207,626	—	207,626

Total	$—	$(460,082)	$8,537,225	$218,673	$8,537,225	$(241,409)

Trend Fund
Futures Contracts	$—	$(1,375,893)	$—	$—	$—	$(1,375,893)
Total Return Swap Agreements	—	—	—	4,143	—	4,143

Total	$—	$(1,375,893)	$—	$4,143	$—	$(1,375,893)

MLP Energy Fund
Master Limited Partnerships and Related Companies	$1,512,951,406	$—	$—	$—	$1,512,951,406	$—
Written Options	—	(3,784,988)	—	—	—	(3,784,988)

Total	$1,512,951,406	$(3,784,988)	$—	$—	$1,512,951,406	$(3,784,988)

Tactical Plus Fund
Money Market Fund	$23,432,988	$—	$—	$—	$23,432,988	$—
U.S. Treasury Obligation	—	—	1,999,806	—	1,999,806	—
Purchased Options	104,355	—	—	—	104,355	—
Written Options	—	(15,195)	—	—	—	(15,195)
Futures Contracts	—	(21,093)	—	—	—	(21,093)

Total	$23,537,343	$(36,288)	$1,999,806	$—	$25,537,149	$(36,288)

(a)

Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts, swap agreements and written options. These investments are generally presented as other assets and liabilities in the Schedules of Investments at the unrealized gain or loss on the investment.

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Notes to Financial Statements, continued

December 31, 2016

(4) FEDERAL INCOME TAXES

The tax character of dividends paid to shareholders during the applicable tax year ended in 2016 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31, 2016
Adaptive Growth Fund	$4,569,826	$4,187,349	$8,757,175	$—	$8,757,175
Trend Fund	3,000,006	—	3,000,006	—	3,000,006
November 30, 2016
MLP Energy Fund	27,287,028	—	27,287,028	54,543,342	81,830,370
Tactical Plus Fund	—	447,572	447,572	—	447,572

The tax character of dividends paid to shareholders during the applicable tax year ended in 2015 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31, 2015
Adaptive Growth Fund	$4,214,279	$3,251,897	$7,466,176	$—	$7,466,176
Trend Fund	698,621	2,474,491	3,173,112	—	3,173,112
November 30, 2015
MLP Energy Fund	24,586,922	—	24,586,922	56,237,669	80,824,591
Tactical Plus Fund	78,283	275,582	353,865	—	353,865

As of the latest tax year ended, as noted below, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Accumulated Earnings/ (Deficit)
December 31, 2016
Adaptive Growth Fund	$—	$—	$(1,415,892)	$(301,519)	$(1,717,411)
Trend Fund	418,755	—	(7,039,471)	(1,741,115)	(8,361,831)
November 30, 2016
MLP Energy Fund	—	—	(365,956,384)	(116,142,893)	(482,099,277)
Tactical Plus Fund	215,782	698,766	(250,785)	(51,147)	612,616

The differences between book-basis and tax-basis unrealized appreciation/depreciation are primarily due to deferral of losses on wash sales and tax treatment of certain investments.

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Notes to Financial Statements, continued

December 31, 2016

The following information is provided on a tax basis as of December 31, 2016 and excludes derivatives and foreign currency:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciations) Before Taxes	Net Unrealized Appreciation (Depreciations) After Taxes
Adaptive Growth Fund	$8,087,741	$2,622,788	$(2,173,304)	$449,484	$449,484
Trend Fund	—	—	—	—	—
MLP Energy Fund	1,504,336,169	241,999,928	(233,384,691)	8,615,237	6,853,032
Tactical Plus Fund	25,575,933	9,660	(48,444)	(38,784)	(38,784)

Under current tax law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of December 31, 2016, the Funds had the following deferred losses:

	Post-October Capital Loss Deferred	Qualified Late Year Ordinary Loss Deferred	Total
December 31, 2016
Adaptive Growth Fund	$970,268	$445,624	$1,415,892
Trend Fund	1,911,955	—	1,911,955
November 30, 2016
Tactical Plus Fund	—	250,785	250,785

As of the end of the applicable tax year ended in 2016, the Fund(s) had the following net capital loss carry forwards (“CLCFs”). It is the Board’s intent that the Funds will not distribute any realized gain distributions until the CLCFs have been offset or expire.

	Short-term Amount	Long-term Amount	Total
December 31, 2016
Trend Fund	$5,127,516	$—	$5,127,516
November 30, 2016
MLP Energy Fund	111,350,270	254,606,114	365,956,384

Trend Fund utilized capital loss carryovers during the year ended December 31, 2016 of $318,332.

At the time of liquidation (see note 1), MLP Subsidiary, which was a Subchapter C corporation for federal income tax purposes, had a deferred tax liability attributable to unrealized gains on investments which were transferred to MLP Energy Fund. Accordingly, a deferred tax liability in the amount of $3,689,597 attributable to these “built in gains” (“BIG”) was recorded on the books of MLP Energy Fund. Federal income tax rules require that MLP Energy Fund treat any BIG related gains recognized on the transferred assets during the 5 year period following the date of transfer as subject to Subchapter C corporate income taxation to the extent such recognized BIG amounts do not exceed the unrealized gain on the transfer date. If the unrealized gain on the transferred assets is not recognized

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Notes to Financial Statements, continued

December 31, 2016

with the 5 year period following the transfer date, no Subchapter C corporate income taxes will apply to MLP Energy Fund. As of December 31, 2016, MLP Energy Fund has a deferred tax liability (attributable to unrealized gain on MLP Subsidiary investment securities) of $1,762,205.

With respect to MLP Energy Fund, NOLs are available to be carried back up to two years to offset past taxable income of MLP Subsidiary or carried forward up to 5 years from the date of the transfer of the investments (the “Holding Period”). SCA does not intend on liquidating these investments prior to the end of the Holding Period. CLCF’s are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. As of December 31, 2016, MLP Energy Fund has no CLCF’s and NOLs related to MLP Subsidiary.

In accordance with U.S. GAAP, the Funds have made reclassifications among their capital accounts. These reclassifications are intended to adjust the components of the Funds’ net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or the net asset value of the Funds. These reclassifications are primarily due to treatment of foreign currency and different book and tax treatment of certain investments. As of December 31, 2016, the Funds made reclassifications to increase or (decrease) the components of the net assets detailed below:

Fund	Paid-In Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Loss)
Adaptive Growth Fund	$(31,434,286)	$2,019,728	29,414,558
Trend Fund	(15,595,110)	8,128,824	7,466,286
MLP Energy Fund	10,904,786	(21,180,232)	10,275,446
Tactical Plus Fund	(133)	324,104	(323,971)

(5) INVESTMENT TRANSACTIONS

The aggregate cost of security purchases and proceeds from sales of securities (excluding short-term investments) during the year ended December 31, 2016, were as follows:

	Purchases	Sales
Adaptive Growth Fund	$—	$—
Trend Fund	—	—
MLP Energy Fund	509,587,480	260,004,105
Tactical Plus Fund	4,304,567	4,369,685

(6) SERVICE PROVIDERS

Prior to May 1, 2016, Citi Fund Services Ohio, Inc. (“Citi”) served as administrator to the Funds. In consideration for administrative, accounting, and recordkeeping services, the Funds paid Citi a monthly administration fee based on the aggregate net assets of the Funds. Each Subsidiary fund was charged a fixed annual fee. Under terms of the agreement, the administration fee was waived for the first four months of each series’ operations. Subsequent to the four month waiver, the administration fee was allocated to the Funds based on month-end net assets. Citi also provided the Funds with legal, compliance, and other investor-related services.

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Notes to Financial Statements, continued

December 31, 2016

Effective May 1, 2016, ALPS serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for administrative, accounting and recordkeeping services of the Funds and receives a monthly fee based on the greater of a minimum fee or fees based on the average daily value of the Fund’s net assets. Each Subsidiary fund is charged a fixed annual fee.

Citibank, N.A serves as the Fund’s custodian and is paid monthly based on an annual fee of 0.004% on average daily market value, plus transaction costs.

FIS Investor Services, LLC serves as transfer agent and dividend paying agent for the Funds.

(7) DISTRIBUTION AGREEMENT

Foreside Fund Services, LLC, (“Foreside”), serves the Trust as distributor (the “Distributor’’). The Trust has adopted a Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 under the 1940 Act.

Each Fund may pay financial intermediaries such as broker-dealers, investment advisors (“Authorized Firms”) and the Distributor up to 0.25% and 1.00%, on an annualized basis, of the average daily net assets attributable to Class A and Class C shares, respectively, as compensation for service and distribution-related activities and/or shareholder services with respect to Class A and Class C shares, respectively.

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected in the Statements of Operations as “Administrative services fees.”

(8) RELATED PARTY TRANSACTIONS

In consideration of the advisory and other services provided by each investment advisor, under the terms of the Investment Management Agreement between Salient Advisor and Adaptive Growth Fund, Trend Fund, Tactical Plus Fund and between SCA and MLP Energy Fund, each Fund, (except for Tactical Plus Fund), pays its respective advisor a monthly management fee equal to an annual rate of 0.95% of the Fund’s average daily consolidated net assets. Tactical Plus Fund pays its respective Advisor a monthly management fee equal to an annual rate of 1.45% of the Fund’s average daily net assets.

Each Fund’s investment advisor (except Tactical Plus Fund’s), has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund to the extent necessary to maintain each Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C, and 1.30% for Class I shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, acquired fund (Adaptive Growth Subsidiary or Trend Subsidiary) fees, litigation and extraordinary expenses. Each expense limitation agreement expires on July 31, 2017. Tactical Plus Fund’s investment advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 2.05% for Class A, 2.80% for Class C, 1.80% for class I shares, and 1.49% for Class F shares, excluding certain expenses, such as taxes, brokerage commissions, interest, short dividend expense, any acquired fund fees, litigation and

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Notes to Financial Statements, continued

December 31, 2016

extraordinary expenses. Tactical Plus Fund expense limitation agreement for Class F shares expires December 15, 2017 and the expense limitation agreement for Class A, Class C, and Class I shares expires July 31, 2017.

Each Fund’s investment advisor is permitted to recoup expenses that it has borne in later periods to the extent that the expenses for a Class of shares fall below the annual rate in effect at the time of the actual waiver/ reimbursement. The Funds are not obligated to reimburse such expenses beyond three years from the end of such year in which the advisor waived a fee or reimbursed an expense. The table below represents the investment advisor waived expense amounts subject to this potential recoupment arrangement by each Fund for 2017, 2018 and 2019:

Available recoupments as of December 31, 2016:

Fund	2019	2018	2017
Adaptive Growth Fund	$157,807	$92,467	$34,946
Trend Fund	163,380	156,978	124,385
Tactical Plus Fund	286,308	346,563	58,200

(9) FUND OWNERSHIP

As of December 31, 2016, there are entities (including omnibus accounts) that are record owners of more than 5% of the outstanding shares of the Funds. The table below presents the number of accounts owning greater than 5% of the outstanding shares of each Fund and the aggregate percentage owned of the outstanding shares of each Fund.

Fund	Number of Accounts	Aggregate Ownership Percentage
Adaptive Growth Fund	4	90.0%
Trend Fund	2	83.7%
MLP Energy Fund	5	79.5%
Tactical Plus Fund	2	89.3%

(10) AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control.

During the year ended December 31, 2016, MLP Energy Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below. The purchases, sales,

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Notes to Financial Statements, continued

December 31, 2016

dividend income, realized capital gains, shares and value of investment of MLP Energy Fund in affiliated companies for the year ended December 31, 2016 were as follows:

MLP Energy Fund

Security Name	Beginning Shares	Gross Purchases	Gross Sales	Ending Shares	Value 12/31/2016	Dividend Income^	Realized Gain/(Loss)
Master Limited Partnerships and Related Companies
VTTI Energy Partners LP*	2,054,720	180,976	(111,304)	2,124,392	$34,308,931	$—	$(714,025)

^

MLP Energy Fund received $2,689,129 of dividend income from the security during the year ended December 31, 2016. MLP Energy Fund estimated that approximately 100% of the dividend income received would be treated as return of capital.

*	Security no longer met the definition of an affiliated company as of December 31, 2016.

(11) RISK CONSIDERATIONS

The following summary of certain common principal risk factors is not meant to be comprehensive of each Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Funds’ Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ Shares. An investment in the Funds’ Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

(b) CONCENTRATION RISK

MLP Energy Fund’s investment portfolio is concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolio on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolio were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on MLP Energy Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that MLP Energy Fund invests a relatively high percentage of its assets in the obligations of a limited number of issuers, MLP Energy Fund may be more susceptible than more widely diversified investment companies to any single economic, political, or regulatory occurrence.

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Notes to Financial Statements, continued

December 31, 2016

(c) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions.

(d) LEVERAGE RISK

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ Shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

(e) DERIVATIVES RISK

The Funds may purchase and sell derivative instruments (including, but not limited to, options, futures contracts, forward foreign currency exchange contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on Salient Advisor’s and SCA’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

(f) EXCHANGE-TRADED FUND RISK

The Funds may invest in exchange-traded funds. Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Funds pay more than net asset value (“NAV”) for an ETF when making a purchase) or discount (creating the risks that the Funds’ NAV is reduced for undervalued ETFs they hold, and that the Funds receive less than NAV when selling an ETF). Investments in ETFs are also subject to the risk that an ETF may not be able to replicate exactly the performance of the index it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF in which the Fund invests may incur expenses not incurred by the

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Notes to Financial Statements, continued

December 31, 2016

applicable index. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track their applicable index or match its performance. To the extent that the Funds invest in ETFs, there will be some duplication of expenses because the Funds would bear their pro-rata portion of such ETFs’ advisory fees and operational expenses.

(12) SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Salient MF Trust:

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Salient Adaptive Growth Fund and Subsidiary (formerly Salient Risk Parity Fund), Salient Trend Fund and Subsidiary, Salient MLP & Energy Infrastructure Fund (formerly Salient MLP & Energy Infrastructure Fund II), and Salient Tactical Plus Fund (formerly Salient Broadmark Tactical Plus Fund) (collectively, the “Funds”) as of December 31, 2016, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the periods in the two-year period then ended, and the consolidated financial highlights for each of the periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. The accompanying financial highlights for the year ended November 30, 2014 and for the period December 31, 2012 through November 30, 2013 for the Salient Tactical Plus Fund were audited by other auditors, whose report thereon dated January 23, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the periods in the two-year period then ended and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

SALIENT MF TRUST

Additional Tax Information

December 31, 2016

(Unaudited)

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Adaptive Growth Fund	$4,187,349
Tactical Plus Fund*	447,572

The following Fund designates the percentages listed below of the income dividends distributed between January 1, 2016 and December 31, 2016, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

MLP Energy Fund*	92.60%

The following Fund designates the percentages listed below of the income dividends distributed between January 1, 2016 and December 31, 2016, as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

MLP Energy Fund*	85.41%

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MLP Energy Fund
Class A	$0.187871	—	$0.375530	$0.563401	33.35%	—	66.65%	100.00%
Class C	$0.163992	—	$0.327799	$0.491791	33.35%	—	66.65%	100.00%
Class I	$0.195407	—	$0.390593	$0.586000	33.35%	—	66.65%	100.00%
Class R6	$0.196739	—	$0.393257	$0.589996	33.35%	—	66.65%	100.00%

*	MLP Energy Fund and Tactical Plus Fund have a tax year end of November 30 and as such the amounts reported are through November 30, 2016.

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Supplemental Information

December 31, 2016

(Unaudited)

Board of Trustees and Officers

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees (the “Board”). The Board appoints officers of the Trust who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

As of December 31, 2016, there were eleven Trustees, nine of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees and officers of the Trust also may be directors or officers of some or all of the other registered investment companies, including the Forward Funds (“Salient FF Trust,” together, with the Salient MF Trust, the “Trusts”), managed by Salient and its affiliates (hereafter, Salient, Salient Advisor, SCA and Forward Management, LLC, both jointly and individually, are referred to as the “Advisor”). Each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. The table below shows, for each Trustee and executive officer, his/her full name, and year of birth, the position held with the Trusts, the length of time served in that position, his/her principal occupation during the last five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient MF Trust, 4265 San Felipe, Suite 800, Houston, Texas 77027 or c/o Forward Funds, 101 California Street, 16th Floor, San Francisco, California 94111. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available at www.salientpartners.com or upon request, without charge, by calling 800-999-6809.

Compensation for Trustees and Officers

Each Fund within the Trusts pays each Trustee who is not an “interested person” of the Advisor, as defined in the 1940 Act (the “Independent Trustees”) an allocated portion of the following amounts: an annual retainer of $60,000, paid quarterly, a Board meeting fee of $6,250 for attending a quarterly meeting in person or $2,500 for attending by telephone, a fee of $3,750 for attendance in person or by video conference at a special Board meeting that is not held in conjunction with a regular meeting, a fee of $1,500 for attendance by telephone at a special Board meeting that is not held in conjunction with a regular meeting, $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting, an annual fee of $1,000 for membership on the audit committee, compliance committee, and nominating committee. The Independent Chairman of the Board, the Chairman of the Audit Committee, the Chairman of the Nominating Committee and the Chairman of the Compliance Committee receives an annual fee of $25,000, $12,500, $7,500 and $7,500, respectively paid quarterly. There are currently nine Independent Trustees. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. The Funds’ Chief Compliance Officer (“CCO”) is employed by Salient Management and is CCO for the Trusts. The Funds have agreed to pay the Advisor approximately $134,000 per year as (i) an allocated portion of the compensation of an officer or employee of the Advisor to serve as CCO for the Funds (plus the cost of reasonable expenses related to the performance of the CCO’s duties, including travel expenses), and (ii) an allocation of the expenses of other officers or employees of the Advisor who serve in other compliance capacities for the Funds. The Board approves annually an allocation of such costs among such personnel, and each Fund bears its pro rata share of such expense. Other affiliated funds and registered investment companies managed by the Advisor pay additional compensation for the same purposes.

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Interested Trustees*

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
John A. Blaisdell* Year of Birth: 1960	Salient MF Trust Trustee, President and Principal Executive Officer (since 2012); Chairman of the Board (2012 to 2015) Salient FF Trust Trustee, President and Principal Executive Officer (since 2015)	Managing Director of Salient (since 2002).	22	The Endowment Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); The Salient Midstream & MLP Fund (investment company)(since 2012).
Jeremy L. Radcliffe* Year of Birth: 1974	Salient MF Trust Trustee, Secretary (since 2012) Salient FF Trust Trustee, Secretary (since 2015)	President, Forward Securities, LLC (since 2015); Managing Director of Salient (since 2002).	22	None.

(1)	The Fund Complex for the purposes of this table consists of all open-end funds in the Trusts (21) and all public closed-end funds advised by the Advisor or an affiliate of the Advisor (1).
*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

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Independent Trustees***

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Julie Allecta Year of Birth: 1946	Salient MF Trust Trustee (since 2015); Audit Committee Chairperson (since 2016) Salient FF Trust Trustee (since 2012), Audit Committee Chairperson (since 2012)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Member of Executing Committee and Governing Council, Independent Directors Council (since 2014); Director, WildCare Bay Area (since 2007); Director, Audubon Canyon Ranch, Inc. (2009 to 2012); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014 to 2015).	21	Trustee, Litman Gregory Funds Trust (since 2013).
Karin B. Bonding, CFA Year of Birth: 1939	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	Lecturer, University of Virginia (1996 to 2015); President of Capital Markets Institute, Inc. (retired)(fee-only financial planner and investment advisor) (1996 to 2016).	22	The Endowment Funds (investment companies) (four funds) (since 2010); The Salient Midstream and MLP Fund (investment company)(since 2012); Brandes Investment Trust (investment companies) (four funds) (2006 to 2012); Credit Suisse Alternative Capital Funds (investment companies) (six funds) (2005 to 2010).

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Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Jonathan P. Carroll Year of Birth: 1961	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	President, Lazarus Capital LLC (Investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988).	22	The Endowment Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); LRR Energy, L.P. (LRE) (energy company) (2014 to 2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); The Salient Midstream & MLP Fund (investment company) (since 2012).

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Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
A. John Gambs Year of Birth: 1945	Salient MF Trust Trustee (since 2015) Salient FF Trust Trustee (since 2012)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (2011 to 2016); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	21	None.

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Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); President of The Space Agency (marketing) (since 1999); President of The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986 to 1996).	22	The Endowment Funds (investment companies) (four funds) (since 2009); Babson Funds (eleven funds) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative, and Space Agency (since 2008); Communities in Schools (since 2007); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004 to 2016); Houston Angel Network (since 2004); The Harris Foundation, Inc. (since 1998); The Salient Midstream & MLP Fund (investment company)(since 2012); American Telemedicine Association (2007 to 2014).

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Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Cecilia H. Herbert Year of Birth: 1949	Salient MF Trust Trustee (since 2015), Nominating Committee Chairperson (since 2016) Salient FF Trust Trustee (since 2009), Nominating Committee Chairperson (since 2010)	Trustee, Stanford HealthCare (since 2016); Trustee, WNET, the public media company of New York (since 2011); Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Trustee, The Thacher School (2002 to 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991).	21	Director, iShares Inc. (since 2005 and Chair since 2016); Trustee, iShares Trust (since 2005 and Chair since 2016); Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).
Richard C. Johnson Year of Birth: 1937	Salient MF Trust Trustee (since 2012) Compliance Committee Chairperson (since 2012) Salient FF Trust Trustee (since 2015); Compliance Committee Chairperson (since 2016)	Former Senior Partner (retired), Baker Botts LLP (law firm); Managing Partner, Baker Botts (1998 to 2002); practiced law at Baker Botts (1966 to 2002) (1972 to 2002 as a partner).	22	The Endowment Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); The Salient Midstream & MLP Fund (investment company) (since 2012).

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Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Haig G. Mardikian Year of Birth: 1947	Salient MF Trust Trustee (since 2015), Chairman of the Board (since 2015) Salient FF Trust Trustee (since 1998), Chairman of the Board (since 2005)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of	21	Chairman and Director of SIFE Trust Fund (1978 to 2001).

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Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).

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Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Scott E. Schwinger Year of Birth: 1965	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	President, The McNair Group (management) (since 2006); Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (since 1999).	22	The Endowment Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Houston Technology Center (since 2013); The Make-A-Wish Foundation (since 2008); The Salient Midstream & MLP Fund (investment company) (since 2012).

**

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

***

G. Edward Powell served as an Independent Trustee of both Salient FF Trust and Salient MF Trust during the fiscal year ended December 31, 2016. Mr. Powell served from September 22, 2015 through his resignation on December 31, 2016.

(1)	The Fund Complex consists of all open-end funds in the Trusts (21) and all public closed-end funds advised by the Advisors or an affiliate of the Advisors (1).

Officers of the Funds Who Are Not Trustees

Name and Year of Birth***	Position(s) with the Trusts	Principal Occupation(s) During Past 5 Years
Paul A. Bachtold Year of Birth: 1973	Salient MF Trust Chief Compliance Officer (since 2012) Salient FF Trust Chief Compliance Officer (since 2016)	Chief Compliance Officer and Secretary, Forward Securities, LLC (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, Salient (since 2010).

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Name and Year of Birth***	Position(s) with the Trusts	Principal Occupation(s) During Past 5 Years
Christopher R. Arnold Year of Birth: 1977	Salient MF Trust Treasurer and Principal Financial Officer (since 2015) Salient FF Trust Deputy Treasurer (since 2016)	Director of Fund Accounting, Salient (since 2010); Audit Manager, PricewaterhouseCoopers, LLP (2002 to 2009).
Robert S. Naka Year of Birth: 1963	Salient MF Trust Vice President (since 2015) Salient FF Trust Vice President (since 2009)	Chief Operating Officer, Salient and Forward Management, LLC (since 2015); President, Forward Funds (2015); Secretary, Forward Funds (2012 to 2015); Chief Operating Officer, Forward Management, LLC (since 2009); Interim Chief Executive Officer, Forward Management, LLC (2015); Principal & Chief Operating Officer, Anew Capital Management LLC (2007 to 2009); Executive Vice President & Chief Operating Officer, ING Funds & Predecessors (1989 to 2007).

***

Each officer shall hold office at the pleasure of the Board until the next annual meeting of the Trusts or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.

Form N-Q Filings

The Funds file complete Schedules of Investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Funds’ actual results are the

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performance of the portfolio of investments held by each Fund, the conditions in the U.S. and international financial, petroleum and other markets, and other factors discussed in filings with the Securities and Exchange Commission.

Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 of any year will be made available on or around August 30 of that year (i) without charge, upon request by calling (800) 809-0525; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available upon request without charge by calling (800) 809-0525 or by visiting the Securities and Exchange Commission website at http://www.sec.gov.

Board Consideration of the Investment Management Agreement and Sub-Advisory Agreement

At an in-person meeting of the Board held on October 18, 2016, the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of the Investment Management Agreements between Salient MF Trust (the “Trust”), on behalf of its series Salient Adaptive Growth Fund, Salient Trend Fund and Salient Tactical Plus Fund (each a “Fund,” and together, the “Funds”), and Salient Advisors, L.P. (“Salient Advisors”) (“Salient Advisors Agreement”); the Investment Management Agreement between the Trust, on behalf of its series Salient MLP & Energy Infrastructure Fund (also, a “Fund,” and together the “Funds”), and Salient Capital Advisors, LLC (“Salient Capital”) (“Salient Capital Agreement,” and together with the Salient Advisors Agreement, the “Advisory Agreements”); and the Sub-Advisory Agreement between Salient Advisors and Broadmark Asset Management, LLC (“Broadmark ” or the “Sub-Advisor”) (the Sub-Advisory Agreement”).

In preparation for review of the Advisory Agreements and Sub-Advisory Agreement, the Board requested each of Salient Advisors and Salient Capital (the “Advisors”) and Broadmark to provide detailed information which the Board determined to be reasonably necessary to evaluate the Advisory Agreements and Sub-Advisory Agreement. The Independent Trustees met in-person in executive session prior to the meeting to review and discuss aspects of these materials. At the request of the Independent Trustees, the Advisors made presentations and responded to questions from the Independent Trustees. The Board, including the Independent Trustees, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Trustees were assisted at all times by independent counsel.

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The Independent Trustees reported that the Advisors’ presentation at the October 18, 2016 meeting and the extensive prior discussion among themselves and with counsel, based on their review of the materials, left them satisfied that the Advisors and Sub-Advisor had provided responses to the requests for information adequate to allow for an informed decision regarding renewal of the Advisory Agreements and Sub-Advisory Agreement. The Independent Trustees reported their conclusion that the continuation of the Advisory Agreements and Sub-Advisory Agreement should enable the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted the approval of the Advisory Agreements and Sub-Advisory Agreement. It also was noted that the Board’s decision to approve the continuation of the Advisory Agreements and Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services to be provided. With respect to the Advisory Agreements and Sub-Advisory Agreement, as applicable, the Board considered: the background and experience of key investment personnel and the Advisors’ and Sub-Advisor’s ability to retain them; the Advisors’ and Sub-Advisor’s focus on analysis of complex asset categories; the Advisors’ and Sub-Advisor’s disciplined investment approach and commitment to investment principles; the Advisors’ and Sub-Advisor’s investment in and commitment to personnel; the Advisors’ and Sub-Advisor’s compliance efforts and risk and general oversight; and the Advisors’ oversight of and interaction with service providers, including the Sub-Advisor. The Board determined that the Advisors and Sub-Advisor had, when necessary, taken steps to address any underperformance. The Board concluded that the nature, extent and quality of the management and advisory service to be provided are appropriate and thus support a decision to approve the Advisory Agreements and Sub-Advisory Agreement.

The investment performance of the Funds. The Board evaluated the historical performance of the Funds, and comparative information provided regarding the Funds’ investment performance and information on the performance of other investment funds and various indices. The Board also considered the various performance reports received throughout the year, showing variability of returns over the course of the year. The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance. On the basis of the Board’s assessment, the Board concluded that the Advisors and Sub-Advisor were capable of generating a level of long-term investment performance that is consistent with shareholder expectations in light of the various Funds’ investment objectives, policies and strategies. Specifically, the Board noted that:

•

the Adaptive Growth Fund outperformed its index as of the calendar year-to-date through June 30, 2016, but underperformed its index for the period since the Fund’s inception through June 30, 2016; and outperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016, but underperformed the median and average performance of its peer group for the period since the Fund’s inception through June 30, 2016;

•

the MLP & Energy Infrastructure Fund outperformed its index as of the calendar year-to-date through June 30, 2016, but underperformed its index for the period since the Fund’s inception through June 30, 2016; and outperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016;

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•

the Tactical Plus Fund underperformed its index as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016 and for the period since the Fund’s inception through June 30, 2016; and

•

the Trend Fund underperformed its index as of the calendar year-to-date through June 30, 2016, but outperformed its index for the period since the Fund’s inception through June 30, 2016; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2016, but outperformed the median and average performance of its peer group for the period since the Fund’s inception through June 30, 2016;

The cost of advisory service to be provided and profits to be realized by the Advisors and Sub-Advisor. In analyzing the cost of services and profitability of the Advisors, the Board considered the revenues and expenses of the Advisors and each Fund’s size. The Board took into account the significant investment by and cost to the Advisors regarding investment management infrastructure to support the Funds and other support for investors. In addition, the Board recognized the subjective nature of determining profitability. Further, the Independent Trustees recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. On the basis of the Board’s review of the fees charged by the Advisors for investment advisory and related services (including to their other clients if applicable), the specialized nature of the Funds’ investment programs, the Advisors’ financial information, and the costs associated with managing the Funds, the Board concluded that the level of investment management fees is appropriate in light of the services provided and the management fees and overall expense ratios of comparable funds and other clients of the Advisors.

With respect to the fees paid to the Sub-Advisor, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisor to its other clients (if applicable). The Board considered the operating results and financial condition of the Sub-Advisor based on the financial information the Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Sub-Advisory Agreement because the Sub-Advisor managed assets other than the Funds or has multiple business lines and, further, that any such assessment would involve assumptions regarding the Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix, and other factors. Based on the prior information provided and the nature of the negotiation underlying the Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that the Sub-Advisor’s profitability with respect to the Salient Tactical Plus Fund was not excessive and that the sub-advisory fees received by the Sub-Advisor out of the management fee for the Salient Tactical Plus Fund were reasonable in light of the services provided to the Salient Tactical Plus Fund.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale. While noting that the management fees will not decrease as the level of the Funds’ assets increase, the Board noted the Advisors’ expense limitation agreements in place, that the Advisors and not the Funds pay the sub-advisory fees, and concluded that each Fund’s

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management fee and sub-advisory fee (as applicable), is reasonable under the current circumstances. The Board noted that it will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, as well as the appropriateness of management fees and sub-advisory fees payable to the Advisors’ and Sub-Advisor, respectively.

Benefits to the Advisors and Sub-Advisor from their relationships with the Funds. The Board concluded that other benefits derived by the Advisors and Sub-Advisor from their relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Funds and investors therein, and are consistent with industry practice and the best interests of the Funds and their shareholders. In this regard, the Board noted that it has received regular reports from the Sub-Advisor regarding its soft dollar policies and usage. The Board also noted that although Salient Advisors and Salient Capital are currently contemplating their future use of soft dollars, they have not done so to date and have not realized “soft dollar” benefits from their relationships with the Funds. The Board discussed the potential for other fall-out benefits to the Advisors and Sub-Advisor, including reputational benefits and the potential for growth of the Advisors’ and Sub-Advisor’s separate account business or other business lines through association with the Funds, and concluded that such benefits are reasonable and typical of those potentially enjoyed by managers of publicly offered mutual funds.

Other considerations. The Board determined that the Advisors and Sub-Advisor have made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders, and noted the significant financial, reputational, enterprise and litigation and regulatory risk undertaken by the Advisors and Sub-Advisor as managers of publicly offered mutual funds.

Privacy Policy

Salient Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non- affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Salient Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third- party’s privacy policies will apply to you and ours will not.

Independent Trustees

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

Scott E. Schwinger

Karin B. Bonding

Julie Allecta

A. John Gambs

Cecilia H. Herbert

Haig G. Mardikian

Interested Trustees and Officers

John A. Blaisdell, Trustee and Principal Executive Officer

Jeremy L. Radcliffe, Trustee and Secretary

Christopher R. Arnold, Trustee and Principal Financial Officer

Paul A. Bachtold, Chief Compliance Officer

Robert S. Naka, Vice President

Investment Advisors

Salient Advisors, L.P.

Houston, TX

Salient Capital Advisors, LLC

Houston, TX

Investment Sub-Advisor

Broadmark Asset Management LLC

New York, NY

Fund Administrator

ALPS Fund Services, Inc.

Denver, CO

Transfer Agent

FIS Investor Services, LLC

Columbus, OH

Custodian

Citibank, N.A.

New York, NY

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

Distributor

Foreside Fund Services LLC

Portland, ME

Salient®

4265 San Felipe
8th Floor
Houston, Texas 77027

800-994-0755

www.salientpartners.com

12/16

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The registrant’s audit committee financial expert is A. John Gambs. Mr. Gambs is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $141,000 for the fiscal year ended December 31, 2016 and $135,000 for the fiscal year ended December 31, 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $4,600 for the fiscal year ended December 31, 2016 and $7,600 for the fiscal year ended December 31, 2015.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $20,250 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2015. These services consisted of professional services related to tax compliance and tax planning, including review of federal and state income tax returns, reviews of excise tax distribution requirements and review of excise tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant on behalf of the Funds, other than the services reported in paragraphs (a) through (c) of this Item, were $0 for the fiscal year ended December 31, 2016 and $0 for the fiscal year ended December 31, 2015.

(e)(1)	The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the registrant’s Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2016 and NONE for the fiscal year ended December 31, 2015.

(h)	The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedules of Investments as of the close of the reporting period are included in the report to the shareholders filed under item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit-99.(A)(1).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SALIENT MF TRUST

By:	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	2/22/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	2/22/2017

By:	/s/ Christopher R. Arnold
Christopher R. Arnold
Principal Financial Officer

Date:	2/22/17